Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q14

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Revenues by Business	19

Corporate / Other	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Consumer Key Indicators	26 - 27

Citigroup Supplemental Detail
Average Balances and Interest Rates	28
Deposits	29
Loans
Citicorp	30
Citi Holdings / Total Citigroup	31
Consumer Loan Delinquency Amounts and Ratios
90+ Days	32
30-89 Days	33
Allowance for Credit Losses
Total Citigroup	34
Consumer and Corporate	35 - 36
Components of Provision for Loan Losses
Citicorp	37
Citi Holdings / Total Citigroup	38
Non-Accrual Assets
Total Citigroup	39
Citicorp	40
Citi Holdings	41

Reconciliation of Non-GAAP Financial Measures	42

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Total Revenues, Net of Interest Expense	$17,904	$17,779	$20,124	$19,342	$19,604	1%	9%	$58,640	$59,070	1%
Total Operating Expenses	11,679	12,292	12,149	15,521	12,355	(20)%	6%	36,116	40,025	11%
Net Credit Losses (NCLs)	2,430	2,547	2,439	2,189	2,097	(4)%	(14)%	7,916	6,725	(15)%
Credit Reserve Build / (Release)	(778)	(636)	(646)	(610)	(522)	14%	33%	(2,223)	(1,778)	20%
Provision for Unfunded Lending Commitments	103	(34)	(27)	(31)	(30)	3%	NM	114	(88)	NM
Provision for Benefits & Claims	204	195	208	182	205	13%	—	635	595	(6)%
Provision for Credit Losses and for Benefits and Claims	1,959	2,072	1,974	1,730	1,750	1%	(11)%	6,442	5,454	(15)%
Income from Continuing Operations before Income Taxes	4,266	3,415	6,001	2,091	5,499	NM	29%	16,082	13,591	(15)%
Income Taxes (benefits)	1,080	1,090	2,050	1,838	1,985	8%	84%	4,777	5,873	23%
Income from Continuing Operations	$3,186	$2,325	$3,951	$253	$3,514	NM	10%	$11,305	$7,718	(32)%
Income (Loss) from Discontinued Operations, net of Taxes	92	181	37	(22)	(16)	27%	NM	89	(1)	NM
Net Income before Noncontrolling Interests	3,278	2,506	3,988	231	3,498	NM	7%	11,394	7,717	(32)%
Net Income Attributable to Noncontrolling Interests	51	50	45	50	59	18%	16%	177	154	(13)%
Citigroup’s Net Income	$3,227	$2,456	$3,943	$181	$3,439	NM	7%	$11,217	$7,563	(33)%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.98	$0.71	$1.22	$0.03	$1.08	NM	10%	$3.55	$2.33	(34)%
Citigroup’s Net Income	$1.00	$0.77	$1.23	$0.03	$1.07	NM	7%	$3.57	$2.33	(35)%
Shares (in millions):
Average Basic	3,034.3	3,028.0	3,037.4	3,033.8	3,029.5	—	—	3,038.4	3,033.5	—
Average Diluted	3,040.9	3,034.6	3,043.3	3,038.3	3,034.8	—	—	3,044.0	3,038.8	—
Common Shares Outstanding, at period end	3,033.0	3,029.2	3,037.8	3,031.8	3,029.5	—	—

Preferred Dividends - Basic	$110	$71	$124	$100	$128	28%	16%	$123	$352	NM
Preferred Dividends - Diluted	$110	$71	$124	$100	$128	28%	16%	$123	$352	NM

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$2,965	$2,161	$3,720	$102	$3,273	NM	10%	$10,790	$7,095	(34)%
Citigroup’s Net Income	$3,056	$2,338	$3,757	$80	$3,257	NM	7%	$10,878	$7,093	(35)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$2,966	$2,161	$3,720	$102	$3,273	NM	10%	$10,792	$7,094	(34)%
Citigroup’s Net Income	$3,056	$2,338	$3,757	$80	$3,257	NM	7%	$10,879	$7,093	(35)%

Regulatory Capital Ratios and Performance Metrics:
Basel III Tier 1 Common Ratio (1) (2)	10.50%	10.11%	10.47%	10.58%	10.7%
Basel III Tier 1 Capital Ratio (1) (2)	10.93%	10.74%	11.12%	11.36%	11.5%
Basel III Total Capital Ratio (1) (2)	13.15%	12.08%	12.53%	12.71%	12.9%
Estimated Basel III Supplementary Leverage Ratio (2) (3)	5.09%	5.40%	5.61%	5.74%	6.0%
Return on Average Assets	0.69%	0.52%	0.85%	0.04%	0.72%			0.80%	0.53%
Efficiency Ratio	65%	69%	60%	80%	63%			62%	68%
Return on Average Common Equity (2)	6.4%	4.8%	7.8%	0.2%	6.5%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,899.5	$1,880.4	$1,894.7	$1,909.7	$1,882.8	(1)%	(1)%
Total Average Assets	1,859.5	1,888.0	1,888.3	1,903.3	1,895.4	—	2%	1,881.7	1,895.9	1%
Total Deposits	955.5	968.3	966.3	965.7	942.7	(2)%	(1)%
Citigroup’s Stockholders’ Equity	200.8	204.3	208.5	211.4	212.9	1%	6%
Book Value Per Share	$64.49	$65.23	$66.25	$66.76	$67.31	1%	4%
Tangible Book Value Per Share(4)	$54.52	$55.31	$56.40	$56.89	$57.73	1%	6%

Direct Staff (in thousands)	252	251	248	244	243	—	(4)%

(1)

Citigroup’s Basel III risk-based capital ratios, which are based on the final U.S. Basel III rules and reflect full implementation assumed for related capital components, are non-GAAP financial measures. These ratios are calculated under the Basel III “Advanced Approaches” framework. In addition, the 4Q 2013 ratios were adjusted to include on a pro forma basis, approximately $56 billion of additional operational risk-weighted assets related to Citigroup’s approved exit from Basel III parallel reporting, effective with the second quarter of 2014. See page 42 for a reconciliation of this measure to reported results.

(2)	September 30, 2014 ratios are preliminary.
(3)

Citigroup’s estimated Basel III Supplementary Leverage ratio (SLR) and certain related components are non-GAAP financial measures. Citigroup believes this ratio and its components provide useful information to investors and others by measuring Citigroup’s progress against future regulatory capital standards. Citigroup’s estimated Basel III SLR for the third quarter 2014 is based on the revised final U.S. Basel III rules, issued in September 2014; prior periods are based on the final U.S. Basel III rules released in July 2013. Citigroup’s estimated Basel III SLR represents the ratio of Tier 1 Capital to Total Leverage Exposure (TLE). TLE, for the third quarter 2014, is the sum of the daily average of on-balance sheet assets for the quarter and the average of certain off-balance sheet exposures calculated as of the last day of each month in the quarter (i.e., July, August and September), less applicable Tier 1 Capital deductions. Citigroup’s estimated Basel III SLR and related components are based on its current interpretation and understanding of the revised final U.S. Basel III rules and are subject to, among other things, ongoing regulatory review and any further implementation guidance in the U.S.

(4)	Tangible book value per share is a non-GAAP financial measure. See page 42 for a reconciliation of this measure to reported results.

Note:  Ratios and returns are calculated based on the displayed amounts.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)
Revenues
Interest revenue	$15,463	$15,707	$15,350	$15,561	$15,512	—	—	$47,263	$46,423	(2)%
Interest expense	3,952	3,737	3,591	3,615	3,325	(8)%	(16)%	12,440	10,531	(15)%
Net interest revenue	11,511	11,970	11,759	11,946	12,187	2%	6%	34,823	35,892	3%

Commissions and fees	3,061	3,152	3,134	3,491	3,280	(6)%	7%	9,789	9,905	1%
Principal transactions	1,149	965	2,888	1,843	1,549	(16)%	35%	6,337	6,280	(1)%
Administrative and other fiduciary fees	968	970	1,009	1,029	1,029	—	6%	3,119	3,067	(2)%
Realized gains (losses) on investments	63	(16)	128	84	136	62%	NM	764	348	(54)%
Other-than-temporary impairment losses on investments and other assets	(39)	(73)	(201)	(37)	(91)	NM	NM	(462)	(329)	29%
Insurance premiums	556	552	595	488	530	9%	(5)%	1,728	1,613	(7)%
Other revenue	635	259	812	498	984	98%	55%	2,542	2,294	(10)%
Total non-interest revenues	6,393	5,809	8,365	7,396	7,417	—	16%	23,817	23,178	(3)%
Total revenues, net of interest expense	17,904	17,779	20,124	19,342	19,604	1%	9%	58,640	59,070	1%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,430	2,547	2,439	2,189	2,097	(4)%	(14)%	7,916	6,725	(15)%
Credit reserve build / (release)	(778)	(636)	(646)	(610)	(522)	14%	33%	(2,223)	(1,778)	20%
Provision for loan losses	1,652	1,911	1,793	1,579	1,575	—	(5)%	5,693	4,947	(13)%
Policyholder benefits and claims	204	195	208	182	205	13%	—	635	595	(6)%
Provision for unfunded lending commitments	103	(34)	(27)	(31)	(30)	3%	NM	114	(88)	NM
Total provisions for credit losses and for benefits and claims	1,959	2,072	1,974	1,730	1,750	1%	(11)%	6,442	5,454	(15)%

Operating Expenses
Compensation and benefits	5,828	5,729	6,010	6,028	6,114	1%	5%	18,238	18,152	—
Premises and Equipment	763	796	805	819	804	(2)%	5%	2,369	2,428	2%
Technology / communication expense	1,568	1,552	1,530	1,619	1,630	1%	4%	4,584	4,779	4%
Advertising and marketing expense	458	501	458	460	442	(4)%	(3)%	1,387	1,360	(2)%
Other operating	3,062	3,714	3,346	6,595	3,365	(49)%	10%	9,538	13,306	40%
Total operating expenses	11,679	12,292	12,149	15,521	12,355	(20)%	6%	36,116	40,025	11%

Income from Continuing Operations before Income Taxes	4,266	3,415	6,001	2,091	5,499	NM	29%	16,082	13,591	(15)%
Provision (benefits) for income taxes	1,080	1,090	2,050	1,838	1,985	8%	84%	4,777	5,873	23%

Income from Continuing Operations	3,186	2,325	3,951	253	3,514	NM	10%	11,305	7,718	(32)%
Discontinued Operations (1)
Income (Loss) from Discontinued Operations	33	(223)	40	(3)	(25)	NM	NM	(19)	12	NM
Gain (Loss) on Sale	6	206	—	—	—	—	(100)%	62	—	(100)%
Provision (benefits) for income taxes	(53)	(198)	3	19	(9)	NM	83%	(46)	13	NM
Income (Loss) from Discontinued Operations, net of taxes	92	181	37	(22)	(16)	27%	NM	89	(1)	NM

Net Income before Noncontrolling Interests	3,278	2,506	3,988	231	3,498	NM	7%	11,394	7,717	(32)%

Net Income attributable to noncontrolling interests	51	50	45	50	59	18%	16%	177	154	(13)%
Citigroup’s Net Income	$3,227	$2,456	$3,943	$181	$3,439	NM	7%	$11,217	$7,563	(33)%

(1)                                 Discontinued operations primarily reflect the following:

a)                                     In the third quarter of 2013, residual tax release amounts related to the sale of Citi’s German consumer branch business (German consumer business).

b)                                     In the fourth quarter of 2013, Citi completed the sale of Credicard resulting in a $189 million after-tax benefit to discontinued operations.

c)                                      In the first quarter of 2014, residual amounts related to the sale of Credicard and the Egg credit card business (Egg).

d)                                     In the second quarter of 2014, residual amounts related to the sale of Credicard, German consumer business and Egg.

e)                                      In the third quarter of 2014, residual amounts related to the sale of the German consumer business and Egg.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						3Q14 Increase
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2013	2013	2014	2014	2014 (1)	2Q14	3Q13
Assets
Cash and due from banks (including segregated cash and other deposits)	$32,810	$29,885	$33,380	$35,268	$35,976	2%	10%
Deposits with banks	172,659	169,005	171,020	153,817	143,068	(7)%	(17)%
Fed funds sold and securities borr’d or purch under agree. to resell	273,679	257,037	263,398	250,353	245,462	(2)%	(10)%
Brokerage receivables	24,976	25,674	32,484	41,864	39,298	(6)%	57%
Trading account assets	291,722	285,928	278,180	290,776	290,822	—	—
Investments
Available-for-sale and non-marketable equity securities	292,717	298,381	302,300	303,293	309,009	2%	6%
Held-to-maturity	10,808	10,599	10,600	22,330	24,038	8%	NM
Total Investments	303,525	308,980	312,900	325,623	333,047	2%	10%
Loans, net of unearned income
Consumer	387,822	393,831	384,661	384,345	376,318	(2)%	(3)%
Corporate	269,729	271,641	279,560	283,159	277,508	(2)%	3%
Loans, net of unearned income	657,551	665,472	664,221	667,504	653,826	(2)%	(1)%
Allowance for loan losses	(20,605)	(19,648)	(18,923)	(17,890)	(16,915)	5%	18%
Total loans, net	636,946	645,824	645,298	649,614	636,911	(2)%	—
Goodwill	25,098	25,009	25,008	25,087	24,500	(2)%	(2)%
Intangible assets (other than MSRs)	4,888	5,056	4,891	4,702	4,525	(4)%	(7)%
Mortgage servicing rights (MSRs)	2,580	2,718	2,586	2,282	2,093	(8)%	(19)%
Other assets	127,308	125,266	125,591	130,329	127,147	(2)%	—
Assets related to discontinued operations held for sale	3,320	—	—	—	—	—	(100)%
Total assets	$1,899,511	$1,880,382	$1,894,736	$1,909,715	$1,882,849	(1)%	(1)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$130,273	$128,399	$135,632	$130,653	$128,243	(2)%	(2)%
Interest-bearing deposits in U.S. offices	266,322	284,164	280,549	289,035	285,604	(1)%	7%
Total U.S. Deposits	396,595	412,563	416,181	419,688	413,847	(1)%	4%
Non-interest-bearing deposits in offices outside the U.S.	66,028	69,406	69,263	73,991	71,228	(4)%	8%
Interest-bearing deposits in offices outside the U.S.	492,837	486,304	480,819	472,046	457,580	(3)%	(7)%
Total International Deposits	558,865	555,710	550,082	546,037	528,808	(3)%	(5)%

Total deposits	955,460	968,273	966,263	965,725	942,655	(2)%	(1)%
Fed funds purch and securities loaned or sold under agree. to repurch.	216,387	203,512	190,676	183,912	175,732	(4)%	(19)%
Brokerage payables	56,992	53,707	59,407	62,323	59,428	(5)%	4%
Trading account liabilities	122,048	108,762	124,040	123,370	137,272	11%	12%
Short-term borrowings	58,904	58,944	58,903	59,534	64,838	9%	10%
Long-term debt	221,593	221,116	222,747	226,984	223,842	(1)%	1%
Other liabilities (2)	63,349	59,935	62,458	74,768	64,591	(14)%	2%
Liabilities related to discontinued operations held for sale	2,039	—	—	—	—	—	(100)%
Total liabilities	$1,696,772	$1,674,249	$1,684,494	$1,696,616	$1,668,358	(2)%	(2)%

Equity
Stockholders’ equity
Preferred stock	$5,243	$6,738	$7,218	$8,968	$8,968	—	71%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,030	107,193	107,505	107,669	107,839	—	1%
Retained earnings	108,812	111,168	115,091	115,361	118,641	3%	9%
Treasury stock	(1,472)	(1,658)	(2,237)	(2,520)	(2,631)	(4)%	(79)%
Accumulated other comprehensive income (loss)	(18,798)	(19,133)	(19,146)	(18,147)	(19,976)	(10)%	(6)%
Total common equity	$195,603	$197,601	$201,244	$202,394	$203,904	1%	4%

Total Citigroup stockholders’ equity	$200,846	$204,339	$208,462	$211,362	$212,872	1%	6%
Noncontrolling interests	1,893	1,794	1,780	1,737	1,619	(7)%	(14)%
Total equity	202,739	206,133	210,242	213,099	214,491	1%	6%
Total liabilities and equity	$1,899,511	$1,880,382	$1,894,736	$1,909,715	$1,882,849	(1)%	(1)%

(1)	Preliminary
(2)	Includes allowance for credit losses for letters of credit and unfunded lending commitments. See page 34 for amounts by period.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
NET REVENUES
(In millions of dollars)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

CITICORP
Global Consumer Banking
North America	$4,739	$4,874	$4,783	$4,782	$4,989	4%	5%	$14,902	$14,554	(2)%
EMEA	359	358	347	359	347	(3)%	(3)%	1,091	1,053	(3)%
Latin America	2,272	2,403	2,268	2,324	2,357	1%	4%	6,913	6,949	1%
Asia	1,862	1,834	1,895	1,916	1,944	1%	4%	5,790	5,755	(1)%
Total	9,232	9,469	9,293	9,381	9,637	3%	4%	28,696	28,311	(1)%

Institutional Clients Group
North America	2,439	2,212	3,558	3,146	3,178	1%	30%	9,261	9,882	7%
EMEA	2,147	2,032	2,782	2,441	2,263	(7)%	5%	7,988	7,486	(6)%
Latin America	1,095	1,151	1,102	1,150	1,015	(12)%	(7)%	3,541	3,267	(8)%
Asia	1,691	1,649	1,792	1,726	1,915	11%	13%	5,733	5,433	(5)%
Total	7,372	7,044	9,234	8,463	8,371	(1)%	14%	26,523	26,068	(2)%

Corporate / Other	42	(41)	141	35	8	(77)%	(81)%	162	184	14%

Total Citicorp	16,646	16,472	18,668	17,879	18,016	1%	8%	55,381	54,563	(1)%

Total Citi Holdings	1,258	1,307	1,456	1,463	1,588	9%	26%	3,259	4,507	38%

Total Citigroup - Net Revenues	17,904	17,779	20,124	19,342	19,604	1%	9%	58,640	59,070	1%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit), net of hedges, funding valuation adjustments (FVA) on derivatives and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities (1) (2) {CVA/DVA}	(336)	(164)	7	(33)	(371)	NM	(10)%	(178)	(397)	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (3)	$18,240	$17,943	$20,117	$19,375	$19,975	3%	10%	$58,818	$59,467	1%

(1)	Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.
(2)

During the third quarter 2014, Citigroup implemented FVA related to the valuation of over-the-counter (OTC) derivatives, which is included within CVA for disclosure purposes. In connection with its implementation of FVA, Citigroup incurred a one-time pretax charge of approximately $474 million ($291 million after-tax), which was reflected as a change in accounting estimate.

(3)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
INCOME
(In millions of dollars)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$894	$858	$1,020	$1,077	$1,185	10%	33%	$3,052	$3,282	8%
EMEA	13	(1)	15	15	1	(93)%	(92)%	36	31	(14)%
Latin America	264	371	311	299	338	13%	28%	966	948	(2)%
Asia	364	313	381	214	413	93%	13%	1,168	1,008	(14)%
Total	1,535	1,541	1,727	1,605	1,937	21%	26%	5,222	5,269	1%

Institutional Clients Group
North America	508	395	1,289	1,068	888	(17)%	75%	2,748	3,245	18%
EMEA	374	401	779	557	461	(17)%	23%	2,031	1,797	(12)%
Latin America	427	202	341	430	294	(32)%	(31)%	1,426	1,065	(25)%
Asia	431	470	556	507	690	36%	60%	1,741	1,753	1%
Total	1,740	1,468	2,965	2,562	2,333	(9)%	34%	7,946	7,860	(1)%

Corporate / Other	20	(256)	(458)	(432)	(998)	NM	NM	(374)	(1,888)	NM

Total Citicorp	3,295	2,753	4,234	3,735	3,272	(12)%	(1)%	12,794	11,241	(12)%

Total Citi Holdings	(109)	(428)	(283)	(3,482)	242	NM	NM	(1,489)	(3,523)	NM

Income From Continuing Operations	3,186	2,325	3,951	253	3,514	NM	10%	11,305	7,718	(32)%

Discontinued Operations	92	181	37	(22)	(16)	27%	NM	89	(1)	NM

Net Income Attributable to Noncontrolling Interests	51	50	45	50	59	18%	16%	177	154	(13)%

Citigroup’s Net Income	$3,227	$2,456	$3,943	$181	$3,439	NM	7%	$11,217	$7,563	(33)%

CVA/DVA (after-tax) (1)	(208)	(100)	4	(20)	(228)	NM	(10)%	(113)	(244)	NM

Total Citigroup - Net Income - Excluding CVA/DVA (2)	$3,435	$2,556	$3,939	$201	$3,667	NM	7%	$11,330	$7,807	(31)%

(1)	Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.
(2)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)
Revenues
Net interest revenue	$10,735	$11,099	$10,856	$10,974	$11,329	3%	6%	$32,510	$33,159	2%
Non-interest revenue	5,911	5,373	7,812	6,905	6,687	(3)%	13%	22,871	21,404	(6)%
Total revenues, net of interest expense	16,646	16,472	18,668	17,879	18,016	1%	8%	55,381	54,563	(1)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,795	1,812	1,920	1,790	1,750	(2)%	(3)%	5,581	5,460	(2)%
Credit reserve build / (release)	(104)	(104)	(305)	(414)	(381)	8%	NM	(722)	(1,100)	(52)%
Provision for loan losses	1,691	1,708	1,615	1,376	1,369	(1)%	(19)%	4,859	4,360	(10)%
Provision for benefits & claims	51	52	53	39	52	33%	2%	160	144	(10)%
Provision for unfunded lending commitments	108	(26)	(23)	(28)	(27)	4%	NM	116	(78)	NM
Total provisions for credit losses and for benefits and claims	1,850	1,734	1,645	1,387	1,394	1%	(25)%	5,135	4,426	(14)%

Total operating expenses	10,283	10,799	10,605	11,007	11,463	4%	11%	31,639	33,075	5%

Income from Continuing Operations before Income Taxes	4,513	3,939	6,418	5,485	5,159	(6)%	14%	18,607	17,062	(8)%
Provision for income taxes	1,218	1,186	2,184	1,750	1,887	8%	55%	5,813	5,821	—

Income from Continuing Operations	3,295	2,753	4,234	3,735	3,272	(12)%	(1)%	12,794	11,241	(12)%

Income (loss) from Discontinued Operations, net of taxes	92	181	37	(22)	(16)	27%	NM	89	(1)	NM

Noncontrolling interests	45	46	44	50	55	10%	22%	165	149	(10)%
Citicorp’s Net Income	$3,342	$2,888	$4,227	$3,663	$3,201	(13)%	(4)%	$12,718	$11,091	(13)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,778	$1,763	$1,781	$1,799	$1,780	(1)%	—

Average Assets	$1,735	$1,769	$1,773	$1,791	$1,788	—	3%	$1,742	$1,784	2%
Return on Average Assets	0.76%	0.65%	0.97%	0.82%	0.71%			0.98%	0.83%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	62%	66%	57%	62%	64%			57%	61%
Total EOP Loans	$561	$573	$575	$585	$576	(2)%	3%
Total EOP Deposits	$914	$932	$937	$946	$928	(2)%	2%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$7,100	$7,315	$7,056	$7,182	$7,366	3%	4%	$21,333	$21,604	1%
Non-Interest Revenue	2,132	2,154	2,237	2,199	2,271	3%	7%	7,363	6,707	(9)%
Total Revenues, Net of Interest Expense	9,232	9,469	9,293	9,381	9,637	3%	4%	28,696	28,311	(1)%
Total Operating Expenses	5,189	5,361	5,190	5,461	5,281	(3)%	2%	15,826	15,932	1%
Net Credit Losses	1,730	1,787	1,786	1,781	1,738	(2)%	—	5,424	5,305	(2)%
Credit Reserve Build / (Release)	(85)	(7)	(218)	(318)	(373)	(17)%	NM	(662)	(909)	(37)%
Provision for Unfunded Lending Commitments	15	(2)	(3)	(3)	(2)	33%	NM	39	(8)	NM
Provision for Benefits & Claims	51	52	53	39	52	33%	2%	160	144	(10)%
Provision for Loan Losses and for Benefits and Claims	1,711	1,830	1,618	1,499	1,415	(6)%	(17)%	4,961	4,532	(9)%
Income from Continuing Operations before Taxes	2,332	2,278	2,485	2,421	2,941	21%	26%	7,909	7,847	(1)%
Income Taxes	797	737	758	816	1,004	23%	26%	2,687	2,578	(4)%
Income from Continuing Operations	1,535	1,541	1,727	1,605	1,937	21%	26%	5,222	5,269	1%
Noncontrolling Interests	4	2	8	6	9	50%	NM	15	23	53%
Net Income	$1,531	$1,539	$1,719	$1,599	$1,928	21%	26%	$5,207	$5,246	1%
Average Assets (in billions of dollars)	$391	$399	$397	$400	$401	—	3%	$394	$399	1%
Return on Average Assets (ROA) (1)	1.55%	1.53%	1.76%	1.60%	1.91%			1.78%	1.76%
Efficiency Ratio	56%	57%	56%	58%	55%			55%	56%

Net Credit Losses as a % of Average Loans (1)	2.41%	2.40%	2.45%	2.39%	2.30%			2.55%	2.38%

Revenue by Business
Retail Banking	$3,928	$3,939	$4,017	$4,069	$4,164	2%	6%	$13,002	$12,250	(6)%
Cards (2)	5,304	5,530	5,276	5,312	5,473	3%	3%	15,694	16,061	2%
Total	$9,232	$9,469	$9,293	$9,381	$9,637	3%	4%	$28,696	$28,311	(1)%

Net Credit Losses by Business
Retail Banking	$336	$370	$343	$340	$348	2%	4%	$973	$1,031	6%
Cards (2)	1,394	1,417	1,443	1,441	1,390	(4)%	—	4,451	4,274	(4)%
Total	$1,730	$1,787	$1,786	$1,781	$1,738	(2)%	—	$5,424	$5,305	(2)%

Income (loss) from Continuing Operations by Business
Retail Banking	$257	$318	$436	$362	$538	49%	NM	$1,589	$1,336	(16)%
Cards (2)	1,278	1,223	1,291	1,243	1,399	13%	9%	3,633	3,933	8%
Total	$1,535	$1,541	$1,727	$1,605	$1,937	21%	26%	$5,222	$5,269	1%

FX Translation Impact:
Total Revenue - as Reported	$9,232	$9,469	$9,293	$9,381	$9,637	3%	4%	$28,696	$28,311	(1)%
Impact of FX Translation (3)	(51)	(70)	3	(71)	—			(397)	—
Total Revenues - Ex-FX (4)	$9,181	$9,399	$9,296	$9,310	$9,637	4%	5%	$28,299	$28,311	—

Total Operating Expenses - as Reported	$5,189	$5,361	$5,190	$5,461	$5,281	(3)%	2%	$15,826	$15,932	1%
Impact of FX Translation (3)	(29)	(39)	(1)	(45)	—			(211)	—
Total Operating Expenses - Ex-FX (4)	$5,160	$5,322	$5,189	$5,416	$5,281	(2)%	2%	$15,615	$15,932	2%

Total Provisions for LLR & PBC - as Reported	$1,711	$1,830	$1,618	$1,499	$1,415	(6)%	(17)%	$4,961	$4,532	(9)%
Impact of FX Translation (3)	(6)	(9)	4	(16)	—			(69)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,705	$1,821	$1,622	$1,483	$1,415	(5)%	(17)%	$4,892	$4,532	(7)%

Net Income - as Reported	$1,531	$1,539	$1,719	$1,599	$1,928	21%	26%	$5,207	$5,246	1%
Impact of FX Translation (3)	(28)	(9)	(1)	(4)	—			(92)	—
Net Income - Ex-FX (4)	$1,503	$1,530	$1,718	$1,595	$1,928	21%	28%	$5,115	$5,246	3%

(1)

Under U.S. GAAP, historival balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio calculation excludes the income statement items under U.S. GAAP related to the Brazil Creditcard discontinued operations, the averages used in the calculation have been adjusted to exclude the Credicard discontinued operations.

(2)	Includes both Citi-Branded Cards and Citi Retail Services.
(3)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2014 average exchange rates for all periods presented.
(4)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,777	3,729	3,601	3,463	3,436	(1)%	(9)%
Accounts (in millions)	64.7	64.4	64.2	64.4	63.4	(2)%	(2)%
Average Deposits	$323.7	$328.8	$330.4	$334.9	$333.0	(1)%	3%
Investment Sales	$23.7	$23.4	$27.2	$27.0	$30.0	11%	27%
Investment AUMs	$161.1	$166.4	$168.9	$177.2	$174.9	(1)%	9%
Average Loans	$146.7	$150.8	$152.1	$156.9	$157.7	1%	7%
EOP Loans:
Real Estate Lending	$76.4	$78.0	$79.5	$81.8	$82.2	—	8%
Commercial Markets	41.0	41.9	42.6	43.4	42.4	(2)%	3%
Personal and Other	30.6	31.7	32.3	33.4	32.6	(2)%	7%
EOP Loans	$148.0	$151.6	$154.4	$158.6	$157.2	(1)%	6%

Net Interest Revenue (in millions) (1)	$2,552	$2,554	$2,454	$2,549	$2,601	2%	2%
As a % of Average Loans	6.90%	6.72%	6.54%	6.52%	6.54%

Net Credit Losses (in millions)	$336	$370	$343	$340	$348	2%	4%
As a % of Average Loans	0.91%	0.97%	0.91%	0.87%	0.88%
Loans 90+ Days Past Due (in millions) (2)	$872	$952	$992	$1,015	$990	(2)%	14%
As a % of EOP Loans	0.59%	0.63%	0.65%	0.64%	0.63%
Loans 30-89 Days Past Due (in millions) (2)	$1,109	$1,049	$991	$1,032	$969	(6)%	(13)%
As a % of EOP Loans	0.76%	0.70%	0.65%	0.66%	0.62%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3) (4)
EOP Open Accounts	141.8	141.8	139.8	140.3	138.0	(2)%	(3)%
Purchase Sales (in billions)	$90.2	$99.3	$85.4	$95.1	$94.2	(1)%	4%

Average Loans (in billions) (5)	$138.5	$145.1	$143.7	$142.0	$141.7	—	2%
EOP Loans (in billions) (5)	$144.7	$150.4	$141.8	$143.9	$141.9	(1)%	(2)%
Average Yield (6)	13.87%	13.39%	13.51%	13.56%	13.59%
Net Interest Revenue (7)	$4,548	$4,761	$4,602	$4,633	$4,765	3%	5%
As a % of Average Loans (7)	13.03%	13.02%	12.99%	13.09%	13.34%
Net Credit Losses	$1,394	$1,417	$1,443	$1,441	$1,390	(4)%	—
As a % of Average Loans	3.99%	3.87%	4.07%	4.07%	3.89%
Net Credit Margin (8)	$3,892	$4,097	$3,825	$3,861	$4,072	5%	5%
As a % of Average Loans (8)	11.15%	11.20%	10.80%	10.91%	11.40%
Loans 90+ Days Past Due	$1,827	$2,021	$1,916	$1,790	$1,764	(1)%	(3)%
As a % of EOP Loans	1.26%	1.34%	1.35%	1.24%	1.24%
Loans 30-89 Days Past Due	$2,106	$2,171	$2,024	$1,940	$1,980	2%	(6)%
As a % of EOP Loans	1.46%	1.44%	1.43%	1.35%	1.40%

(1)	Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See Note 1 on North America Global Consumer Banking on page 10.

(3)

Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations.

(4)

Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

(5)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(6)	Average yield is gross interest revenue earned divided by average loans.
(7)	Net interest revenue includes certain fees that are recorded as interest revenue.
(8)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$4,136	$4,306	$4,186	$4,210	$4,362	4%	5%	$12,352	$12,758	3%
Non-Interest Revenue	603	568	597	572	627	10%	4%	2,550	1,796	(30)%
Total Revenues, Net of Interest Expense	4,739	4,874	4,783	4,782	4,989	4%	5%	14,902	14,554	(2)%
Total Operating Expenses	2,423	2,482	2,431	2,342	2,404	3%	(1)%	7,368	7,177	(3)%
Net Credit Losses	1,083	1,106	1,103	1,070	1,017	(5)%	(6)%	3,528	3,190	(10)%
Credit Reserve Build / (Release)	(228)	(87)	(271)	(397)	(340)	14%	(49)%	(949)	(1,008)	(6)%
Provision for Unfunded Lending Commitments	3	3	2	1	—	(100)%	(100)%	3	3	—
Provision for Benefits & Claims	17	16	6	12	12	—	(29)%	44	30	(32)%
Provision for Loan Losses and for Benefits and Claims	875	1,038	840	686	689	—	(21)%	2,626	2,215	(16)%
Income from Continuing Operations before Taxes	1,441	1,354	1,512	1,754	1,896	8%	32%	4,908	5,162	5%
Income Taxes (benefits)	547	496	492	677	711	5%	30%	1,856	1,880	1%
Income from Continuing Operations	894	858	1,020	1,077	1,185	10%	33%	3,052	3,282	8%
Noncontrolling Interests	—	1	1	(1)	(1)	—	(100)%	1	(1)	NM
Net Income	$894	$857	$1,019	$1,078	$1,186	10%	33%	$3,051	$3,283	8%
Average Assets (in billions of dollars)	$173	$178	$178	$176	$178	1%	3%	$174	$177	2%
Return on Average Assets	2.05%	1.91%	2.32%	2.46%	2.64%			2.34%	2.48%
Efficiency Ratio	51%	51%	51%	49%	48%			49%	49%

Net Credit Losses as a % of Average Loans	2.88%	2.82%	2.87%	2.78%	2.59%			3.19%	2.74%

Revenue by Business
Retail Banking	$1,124	$1,087	$1,139	$1,173	$1,228	5%	9%	$4,289	$3,540	(17)%
Citi-Branded Cards	2,087	2,120	2,019	2,028	2,115	4%	1%	6,091	6,162	1%
Citi Retail Services	1,528	1,667	1,625	1,581	1,646	4%	8%	4,522	4,852	7%
Total	$4,739	$4,874	$4,783	$4,782	$4,989	4%	5%	$14,902	$14,554	(2)%

Net Credit Losses by Business
Retail Banking	$38	$47	$35	$35	$34	(3)%	(11)%	$137	$104	(24)%
Citi-Branded Cards	610	588	587	570	526	(8)%	(14)%	1,967	1,683	(14)%
Citi Retail Services	435	471	481	465	457	(2)%	5%	1,424	1,403	(1)%
Total	$1,083	$1,106	$1,103	$1,070	$1,017	(5)%	(6)%	$3,528	$3,190	(10)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(37)	$(21)	$17	$89	$105	18%	NM	$432	$211	(51)%
Citi-Branded Cards	548	522	566	558	639	15%	17%	1,420	1,763	24%
Citi Retail Services	383	357	437	430	441	3%	15%	1,200	1,308	9%
Total	$894	$858	$1,020	$1,077	$1,185	10%	33%	$3,052	$3,282	8%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	983	983	962	912	895	(2)%	(9)%
Accounts (in millions)	12.1	12.0	12.1	12.0	11.9	(1)%	(2)%
Investment Sales	$3.1	$3.3	$3.9	$3.8	$3.6	(5)%	16%
Investment AUMs	$32.3	$33.8	$34.6	$35.9	$35.8	—	11%

Average Deposits	$166.5	$168.6	$170.7	$171.0	$170.4	—	2%

Average Loans	$42.9	$43.8	$44.8	$45.6	$46.9	3%	9%

EOP Loans:
Real Estate Lending	$33.6	$34.3	$35.1	$36.4	$37.6	3%	12%
Commercial Markets	8.5	8.7	8.7	8.5	8.6	1%	1%
Personal and Other	1.1	1.1	1.2	1.3	1.3	—	18%
Total EOP Loans	$43.2	$44.1	$45.0	$46.2	$47.5	3%	10%

Mortgage Originations	$14.5	$8.3	$5.2	$6.2	$7.1	15%	(51)%

Third Party Mortgage Servicing Portfolio (EOP)	$180.3	$180.6	$178.8	$175.9	$173.0	(2)%	(4)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$167.0	$142.9	$127.7	$133.9	$132.4	(1)%	(21)%

Saleable Mortgage Rate Locks	$7.1	$4.5	$3.6	$4.2	$4.4	5%	(38)%

Net Interest Revenue on Loans (in millions)	$232	$234	$244	$261	$271	4%	17%
As a % of Avg. Loans	2.15%	2.12%	2.21%	2.30%	2.29%

Net Credit Losses (in millions)	$38	$47	$35	$35	$34	(3)%	(11)%
As a % of Avg. Loans	0.35%	0.43%	0.32%	0.31%	0.29%

Loans 90+ Days Past Due (in millions) (1)	$277	$257	$243	$227	$229	1%	(17)%
As a % of EOP Loans	0.66%	0.60%	0.55%	0.50%	0.49%
Loans 30-89 Days Past Due (in millions) (1)	$209	$205	$177	$203	$213	5%	2%
As a % of EOP Loans	0.50%	0.48%	0.40%	0.45%	0.46%

(1)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $733 million and ($1.3 billion), $690 million and ($1.2 billion), $679 million and ($1.2 billion), $668 million and ($1.2 billion) and $604 million and ($1.1 billion), as of September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $146 million and ($1.3 billion), $141 million and ($1.2 billion), $122 million and ($1.2 billion), $125 million and ($1.2 billion) and $126 million and ($1.1 billion), as of September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
NORTH AMERICA
Page 3

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.8	23.9	24.0	24.1	23.5	(2)%	(1)%
Purchase Sales (in billions)	$41.7	$43.4	$39.6	$43.9	$43.3	(1)%	4%

Average Loans (in billions) (1)	$68.4	$68.2	$67.5	$66.4	$66.1	—	(3)%

EOP Loans (in billions) (1)	$68.8	$70.5	$66.8	$67.3	$66.5	(1)%	(3)%

Average Yield (2)	10.22%	10.33%	10.39%	10.31%	10.38%
Net Interest Revenue (3)	$1,690	$1,708	$1,649	$1,635	$1,681	3%	(1)%
As a % of Avg. Loans (3)	9.80%	9.94%	9.91%	9.88%	10.09%
Net Credit Losses	$610	$588	$587	$570	$526	(8)%	(14)%
As a % of Average Loans	3.54%	3.42%	3.53%	3.44%	3.16%
Net Credit Margin (4)	$1,470	$1,527	$1,427	$1,453	$1,586	9%	8%
As a % of Avg. Loans (4)	8.53%	8.88%	8.57%	8.78%	9.52%
Loans 90+ Days Past Due	$628	$681	$648	$583	$559	(4)%	(11)%
As a % of EOP Loans	0.91%	0.97%	0.97%	0.87%	0.84%
Loans 30-89 Days Past Due	$650	$661	$599	$540	$566	5%	(13)%
As a % of EOP Loans	0.94%	0.94%	0.90%	0.80%	0.85%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	89.7	90.0	88.2	88.8	87.2	(2)%	(3)%
Purchase Sales (in billions)	$18.1	$23.3	$16.7	$20.4	$19.7	(3)%	9%

Average Loans (in billions) (1)	$37.8	$43.6	$43.6	$42.4	$42.9	1%	13%

EOP Loans (in billions) (1)	$43.0	$46.3	$42.3	$43.1	$43.0	—	—

Average Yield (2)	17.33%	16.34%	16.63%	16.89%	16.89%
Net Interest Revenue (3)	$1,682	$1,860	$1,819	$1,810	$1,884	4%	12%
As a % of Avg. Loans (3)	17.65%	16.93%	16.92%	17.12%	17.42%
Net Credit Losses	$435	$471	$481	$465	$457	(2)%	5%
As a % of Average Loans	4.57%	4.29%	4.47%	4.40%	4.23%
Net Credit Margin (4)	$1,082	$1,185	$1,141	$1,111	$1,181	6%	9%
As a % of Avg. Loans (4)	11.36%	10.78%	10.61%	10.51%	10.92%
Loans 90+ Days Past Due	$650	$771	$689	$606	$630	4%	(3)%
As a % of EOP Loans	1.51%	1.67%	1.63%	1.41%	1.47%
Loans 30-89 Days Past Due	$799	$830	$725	$683	$729	7%	(9)%
As a % of EOP Loans	1.86%	1.79%	1.71%	1.58%	1.70%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average yield is calculated as gross interest revenue earned divided by average loans.
(3)	Net interest revenue includes certain fees that are recorded as interest revenue.
(4)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
EMEA - PAGE 1
(In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$226	$239	$231	$233	$230	(1)%	2%	$709	$694	(2)%
Non-Interest Revenue	133	119	116	126	117	(7)%	(12)%	382	359	(6)%
Total Revenues, Net of Interest Expense	359	358	347	359	347	(3)%	(3)%	1,091	1,053	(3)%
Total Operating Expenses	315	349	315	313	326	4%	3%	1,010	954	(6)%
Net Credit Losses	21	19	11	20	25	25%	19%	49	56	14%
Credit Reserve Build / (Release)	3	(1)	—	3	(2)	NM	NM	(17)	1	NM
Provision for Unfunded Lending Commitments	—	—	—	1	—	(100)%	—	—	1	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	24	18	11	24	23	(4)%	(4)%	32	58	81%
Income (loss) from Continuing Operations before Taxes	20	(9)	21	22	(2)	NM	NM	49	41	(16)%
Income Taxes (benefits)	7	(8)	6	7	(3)	NM	NM	13	10	(23)%
Income from Continuing Operations	13	(1)	15	15	1	(93)%	(92)%	36	31	(14)%
Noncontrolling Interests	3	—	5	5	7	40%	NM	11	17	55%
Net Income	$10	$(1)	$10	$10	$(6)	NM	NM	$25	$14	(44)%
Average Assets (in billions of dollars)	$9	$9	$9	$10	$10	—	11%	$10	$10	—
Return on Average Assets	0.44%	(0.04)%	0.45%	0.40%	(0.24)%			0.33%	0.19%
Efficiency Ratio	88%	97%	91%	87%	94%			93%	91%

Net Credit Losses as a % of Average Loans	1.08%	0.94%	0.57%	0.97%	1.19%			0.82%	0.91%

Revenue by Business
Retail Banking	$219	$220	$214	$224	$212	(5)%	(3)%	$648	$650	—
Citi-Branded Cards	140	138	133	135	135	—	(4)%	443	403	(9)%
Total	$359	$358	$347	$359	$347	(3)%	(3)%	$1,091	$1,053	(3)%

Net Credit Losses by Business
Retail Banking	$11	$8	$2	$8	$14	75%	27%	$18	$24	33%
Citi-Branded Cards	10	11	9	12	11	(8)%	10%	31	32	3%
Total	$21	$19	$11	$20	$25	25%	19%	$49	$56	14%

Income (loss) from Continuing Operations by Business
Retail Banking	$(7)	$(17)	$(7)	$7	$(10)	NM	(43)%	$(25)	$(10)	60%
Citi-Branded Cards	20	16	22	8	11	38%	(45)%	61	41	(33)%
Total	$13	$(1)	$15	$15	$1	(93)%	(92)%	$36	$31	(14)%

FX Translation Impact:
Total Revenue - as Reported	$359	$358	$347	$359	$347	(3)%	(3)%	$1,091	$1,053	(3)%
Impact of FX Translation (1)	(14)	(19)	(9)	(13)	—			(28)	—
Total Revenues - Ex-FX (2)	$345	$339	$338	$346	$347	—	1%	$1,063	$1,053	(1)%

Total Operating Expenses - as Reported	$315	$349	$315	$313	$326	4%	3%	$1,010	$954	(6)%
Impact of FX Translation (1)	(10)	(15)	(8)	(12)	—			(21)	—
Total Operating Expenses - Ex-FX (2)	$305	$334	$307	$301	$326	8%	7%	$989	$954	(4)%

Provisions for LLR & PBC - as Reported	$24	$18	$11	$24	$23	(4)%	(4)%	$32	$58	81%
Impact of FX Translation (1)	(2)	(1)	—	(1)	—			(3)	—
Provisions for LLR & PBC - Ex-FX (2)	$22	$17	$11	$23	$23	—	5%	$29	$58	100%

Net Income - as Reported	$10	$(1)	$10	$10	$(6)	NM	NM	$25	$14	(44)%
Impact of FX Translation (1)	1	—	—	1	—			3	—
Net Income - Ex-FX (2)	$11	$(1)	$10	$11	$(6)	NM	NM	$28	$14	(50)%

(1)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2014 average exchange rates for all periods presented.
(2)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	201	172	161	159	146	(8)%	(27)%
Accounts (in millions)	3.6	3.4	3.3	3.3	3.2	(3)%	(11)%
Average Deposits	$12.0	$12.5	$12.9	$13.5	$13.2	(2)%	10%
Investment Sales	$0.7	$0.9	$1.0	$1.1	$1.0	(9)%	43%
Investment AUMs	$6.2	$6.5	$7.0	$7.4	$7.2	(3)%	16%
Average Loans	$5.4	$5.6	$5.5	$5.9	$5.9	—	9%
EOP Loans:
Real Estate Lending	$0.4	$0.4	$0.4	$0.4	$0.4	—	—
Commercial Markets	2.6	2.6	2.8	2.9	2.9	—	12%
Personal and Other	2.5	2.6	2.6	2.7	2.4	(11)%	(4)%
Total EOP Loans	$5.5	$5.6	$5.8	$6.0	$5.7	(5)%	4%

Net Interest Revenue (in millions) (1)	$124	$135	$129	$128	$125	(2)%	1%
As a % of Average Loans (1)	9.11%	9.56%	9.51%	8.70%	8.41%
Net Credit Losses (in millions)	$11	$8	$2	$8	$14	75%	27%
As a % of Average Loans	0.81%	0.57%	0.15%	0.54%	0.94%
Loans 90+ Days Past Due (in millions)	$38	$34	$27	$26	$21	(19)%	(45)%
As a % of EOP Loans	0.69%	0.61%	0.47%	0.43%	0.37%
Loans 30-89 Days Past Due (in millions)	$57	$51	$52	$50	$50	—	(12)%
As a % of EOP Loans	1.04%	0.91%	0.90%	0.83%	0.88%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.2	2.1	2.1	2.1	2.0	(5)%	(9)%
Purchase Sales (in billions)	$2.5	$2.6	$2.4	$2.6	$2.5	(4)%	—
Average Loans (2)	$2.3	$2.4	$2.3	$2.4	$2.4	—	4%
EOP Loans (2)	$2.4	$2.4	$2.4	$2.5	$2.4	(4)%	—
Average Yield (3)	20.96%	18.86%	18.81%	18.43%	18.44%

Net Interest Revenue (in millions) (4)	$102	$104	$102	$105	$105	—	3%
As a % of Avg. Loans (4)	17.59%	17.19%	17.99%	17.55%	17.36%
Net Credit Losses (in millions)	$10	$11	$9	$12	$11	(8)%	10%
As a % of Average Loans	1.72%	1.82%	1.59%	2.01%	1.82%
Net Credit Margin (in millions) (5)	$130	$127	$124	$123	$124	1%	(5)%
As a % of Avg. Loans (5)	22.42%	20.99%	21.86%	20.56%	20.50%
Loans 90+ Days Past Due (in millions)	$34	$32	$31	$31	$33	6%	(3)%
As a % of EOP Loans	1.42%	1.33%	1.29%	1.24%	1.38%
Loans 30-89 Days Past Due (in millions)	$44	$42	$39	$40	$40	—	(9)%
As a % of EOP Loans	1.83%	1.75%	1.63%	1.60%	1.67%

(1)	Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
LATIN AMERICA - PAGE 1
(In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,575	$1,594	$1,505	$1,571	$1,611	3%	2%	$4,692	$4,687	—
Non-Interest Revenue	697	809	763	753	746	(1)%	7%	2,221	2,262	2%
Total Revenues, Net of Interest Expense	2,272	2,403	2,268	2,324	2,357	1%	4%	6,913	6,949	1%
Total Operating Expenses	1,319	1,381	1,314	1,360	1,378	1%	4%	4,011	4,052	1%
Net Credit Losses	434	458	469	493	503	2%	16%	1,269	1,465	15%
Credit Reserve Build / (Release)	168	66	56	111	10	(91)%	(94)%	310	177	(43)%
Provision for Unfunded Lending Commitments	—	—	(1)	1	(1)	NM	(100)%	—	(1)	(100)%
Provision for Benefits & Claims	34	36	47	27	40	48%	18%	116	114	(2)%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	636	560	571	632	552	(13)%	(13)%	1,695	1,755	4%
Income from Continuing Operations before Taxes	317	462	383	332	427	29%	35%	1,207	1,142	(5)%
Income Taxes	53	91	72	33	89	NM	68%	241	194	(20)%
Income from Continuing Operations	264	371	311	299	338	13%	28%	966	948	(2)%
Noncontrolling Interests	1	1	2	2	3	50%	NM	3	7	NM
Net Income	$263	$370	$309	$297	$335	13%	27%	$963	$941	(2)%
Average Assets (in billions of dollars)	$80	$81	$80	$81	$80	(1)%	—	$82	$80	(2)%
Return on Average Assets (1)	1.30%	1.81%	1.57%	1.47%	1.66%			1.62%	1.57%
Efficiency Ratio	58%	57%	58%	59%	58%			58%	58%

Net Credit Losses as a % of Average Loans (1)	4.22%	4.33%	4.58%	4.65%	4.81%			4.16%	4.69%

Revenue by Business
Retail Banking	$1,483	$1,562	$1,498	$1,511	$1,534	2%	3%	$4,571	$4,543	(1)%
Citi-Branded Cards	789	841	770	813	823	1%	4%	2,342	2,406	3%
Total	$2,272	$2,403	$2,268	$2,324	$2,357	1%	4%	$6,913	$6,949	1%

Net Credit Losses by Business
Retail Banking	$209	$224	$215	$222	$222	—	6%	$620	$659	6%
Citi-Branded Cards	225	234	254	271	281	4%	25%	649	806	24%
Total	$434	$458	$469	$493	$503	2%	16%	$1,269	$1,465	15%

Income (loss) from Continuing Operations by Business
Retail Banking	$123	$211	$205	$208	$182	(13)%	48%	$541	$595	10%
Citi-Branded Cards	141	160	106	91	156	71%	11%	425	353	(17)%
Total	$264	$371	$311	$299	$338	13%	28%	$966	$948	(2)%

FX Translation Impact:
Total Revenue - as Reported	$2,272	$2,403	$2,268	$2,324	$2,357	1%	4%	$6,913	$6,949	1%
Impact of FX Translation (2)	(48)	(53)	(7)	(45)	—			(273)	—
Total Revenues - Ex-FX (3)	$2,224	$2,350	$2,261	$2,279	$2,357	3%	6%	$6,640	$6,949	5%

Total Operating Expenses - as Reported	$1,319	$1,381	$1,314	$1,360	$1,378	1%	4%	$4,011	$4,052	1%
Impact of FX Translation (2)	(25)	(24)	(3)	(23)	—			(149)	—
Total Operating Expenses - Ex-FX (3)	$1,294	$1,357	$1,311	$1,337	$1,378	3%	6%	$3,862	$4,052	5%

Provisions for LLR & PBC - as Reported	$636	$560	$571	$632	$552	(13)%	(13)%	$1,695	$1,755	4%
Impact of FX Translation (2)	(8)	(10)	—	(13)	—			(58)	—
Provisions for LLR & PBC - Ex-FX (3)	$628	$550	$571	$619	$552	(11)%	(12)%	$1,637	$1,755	7%

Net Income - as Reported	$263	$370	$309	$297	$335	13%	27%	$963	$941	(2)%
Impact of FX Translation (1)	(31)	(10)	(5)	(5)	—			(70)	—
Net Income - Ex-FX (2)	$232	$360	$304	$292	$335	15%	44%	$893	$941	5%

(1)

Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations.

(2)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2014 average exchange rates for all periods presented.
(3)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,031	2,021	1,940	1,921	1,927	—	(5)%
Accounts (in millions)	32.0	32.2	31.9	32.2	31.6	(2)%	(1)%
Average Deposits	$45.0	$46.7	$45.8	$47.1	$46.9	—	4%
Investment Sales	$11.3	$10.8	$12.0	$13.0	$14.9	15%	32%
Investment AUMs	$67.9	$71.6	$71.2	$75.6	$74.3	(2)%	9%
Average Loans	$29.2	$29.9	$29.8	$30.6	$30.0	(2)%	3%
EOP Loans:
Real Estate Lending	$5.4	$5.7	$5.9	$5.8	$5.5	(5)%	2%
Commercial Markets	12.5	13.4	13.2	13.5	12.9	(4)%	3%
Personal and Other	11.1	11.2	11.1	11.5	11.4	(1)%	3%
Total EOP Loans	$29.0	$30.3	$30.2	$30.8	$29.8	(3)%	3%

Net Interest Revenue (in millions) (1)	$973	$985	$931	$957	$978	2%	1%
As a % of Average Loans (1)	13.22%	13.07%	12.67%	12.54%	12.93%
Net Credit Losses (in millions)	$209	$224	$215	$222	$222	—	6%
As a % of Average Loans	2.84%	2.97%	2.93%	2.91%	2.94%
Loans 90+ Days Past Due (in millions)	$347	$470	$528	$552	$527	(5)%	52%
As a % of EOP Loans	1.20%	1.55%	1.75%	1.79%	1.77%
Loans 30-89 Days Past Due (in millions)	$445	$395	$370	$373	$329	(12)%	(26)%
As a % of EOP Loans	1.53%	1.30%	1.23%	1.21%	1.10%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
EOP Open Accounts (in millions)	9.5	9.2	9.1	9.0	8.9	(1)%	(6)%
Purchase Sales (in billions)	$8.7	$9.4	$7.7	$8.1	$8.3	2%	(5)%
Average Loans (in billions) (3)	$11.6	$12.1	$11.7	$11.9	$11.5	(3)%	(1)%
EOP Loans (in billions) (3)	$11.8	$12.1	$11.7	$11.7	$11.5	(2)%	(3)%
Average Yield (4)	21.60%	20.91%	20.91%	21.30%	21.48%

Net Interest Revenue (in millions) (5)	$602	$609	$574	$614	$633	3%	5%
As a % of Average Loans (5)	20.59%	19.97%	19.90%	20.70%	21.84%
Net Credit Losses (in millions)	$225	$234	$254	$271	$281	4%	25%
As a % of Average Loans	7.70%	7.67%	8.80%	9.13%	9.69%
Net Credit Margin (in millions) (6)	$564	$607	$516	$542	$542	—	(4)%
As a % of Average Loans (6)	19.29%	19.90%	17.89%	18.27%	18.70%
Loans 90+ Days Past Due (in millions)	$326	$349	$349	$364	$354	(3)%	9%
As a % of EOP Loans	2.76%	2.88%	2.98%	3.11%	3.08%
Loans 30-89 Days Past Due (in millions)	$346	$364	$390	$396	$389	(2)%	12%
As a % of EOP Loans	2.93%	3.01%	3.33%	3.38%	3.38%

(1)	Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)

Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations.

(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,163	$1,176	$1,134	$1,168	$1,163	—	—	$3,580	$3,465	(3)%
Non-Interest Revenue	699	658	761	748	781	4%	12%	2,210	2,290	4%
Total Revenues, Net of Interest Expense	1,862	1,834	1,895	1,916	1,944	1%	4%	5,790	5,755	(1)%
Total Operating Expenses	1,132	1,149	1,130	1,446	1,173	(19)%	4%	3,437	3,749	9%
Net Credit Losses	192	204	203	198	193	(3)%	1%	578	594	3%
Credit Reserve Build / (Release)	(28)	15	(3)	(35)	(41)	(17)%	(46)%	(6)	(79)	NM
Provision for Unfunded Lending Commitments	12	(5)	(4)	(6)	(1)	83%	NM	36	(11)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	176	214	196	157	151	(4)%	(14)%	608	504	(17)%
Income from Continuing Operations before Taxes	554	471	569	313	620	98%	12%	1,745	1,502	(14)%
Income Taxes	190	158	188	99	207	NM	9%	577	494	(14)%
Income from Continuing Operations	364	313	381	214	413	93%	13%	1,168	1,008	(14)%
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$364	$313	$381	$214	$413	93%	13%	$1,168	$1,008	(14)%
Average Assets (in billions of dollars)	$129	$131	$130	$133	$133	—	3%	$129	$132	2%
Return on Average Assets	1.12%	0.95%	1.19%	0.65%	1.23%			1.21%	1.02%
Efficiency Ratio	61%	63%	60%	75%	60%			59%	65%

Net Credit Losses as a % of Average Loans	0.87%	0.90%	0.91%	0.85%	0.82%			0.88%	0.86%

Revenue by Business
Retail Banking	$1,102	$1,070	$1,166	$1,161	$1,190	2%	8%	$3,494	$3,517	1%
Citi-Branded Cards	760	764	729	755	754	—	(1)%	2,296	2,238	(3)%
Total	$1,862	$1,834	$1,895	$1,916	$1,944	1%	4%	$5,790	$5,755	(1)%

Net Credit Losses by Business
Retail Banking	$78	$91	$91	$75	$78	4%	—	$198	$244	23%
Citi-Branded Cards	114	113	112	123	115	(7)%	1%	380	350	(8)%
Total	$192	$204	$203	$198	$193	(3)%	1%	$578	$594	3%

Income from Continuing Operations by Business
Retail Banking	$178	$145	$221	$58	$261	NM	47%	$641	$540	(16)%
Citi-Branded Cards	186	168	160	156	152	(3)%	(18)%	527	468	(11)%
Total	$364	$313	$381	$214	$413	93%	13%	$1,168	$1,008	(14)%

FX Translation Impact:
Total Revenue - as Reported	$1,862	$1,834	$1,895	$1,916	$1,944	1%	4%	$5,790	$5,755	(1)%
Impact of FX Translation (1)	11	2	19	(13)	—			(96)	—
Total Revenues - Ex-FX (2)	$1,873	$1,836	$1,914	$1,903	$1,944	2%	4%	$5,694	$5,755	1%

Total Operating Expenses - as Reported	$1,132	$1,149	$1,130	$1,446	$1,173	(19)%	4%	$3,437	$3,749	9%
Impact of FX Translation (1)	6	—	10	(10)	—			(41)	—
Total Operating Expenses - Ex-FX (2)	$1,138	$1,149	$1,140	$1,436	$1,173	(18)%	3%	$3,396	$3,749	10%

Provisions for LLR & PBC - as Reported	$176	$214	$196	$157	$151	(4)%	(14)%	$608	$504	(17)%
Impact of FX Translation (1)	4	2	4	(2)	—			(8)	—
Provisions for LLR & PBC - Ex-FX (2)	$180	$216	$200	$155	$151	(3)%	(16)%	$600	$504	(16)%

Net Income - as Reported	$364	$313	$381	$214	$413	93%	13%	$1,168	$1,008	(14)%
Impact of FX Translation (1)	2	1	4	—	—			(25)	—
Net Income - Ex-FX (2)	$366	$314	$385	$214	$413	93%	13%	$1,143	$1,008	(12)%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2014 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	562	553	538	471	468	(1)%	(17)%
Accounts (in millions)	17.0	16.8	16.9	16.9	16.7	(1)%	(2)%
Average Deposits	$100.2	$101.0	$101.0	$103.3	$102.5	(1)%	2%
Investment Sales	$8.6	$8.4	$10.3	$9.1	$10.5	15%	22%
Investment AUMs	$54.7	$54.5	$56.1	$58.3	$57.6	(1)%	5%
Average Loans	$69.2	$71.5	$72.0	$74.8	$74.9	—	8%
EOP Loans:
Real Estate Lending	$37.0	$37.6	$38.1	$39.2	$38.7	(1)%	5%
Commercial Markets	17.4	17.2	17.9	18.5	18.0	(3)%	3%
Personal and Other	15.9	16.8	17.4	17.9	17.5	(2)%	10%
Total EOP Loans	$70.3	$71.6	$73.4	$75.6	$74.2	(2)%	6%

Net Interest Revenue (in millions) (1)	$691	$696	$676	$699	$701	—	1%
As a % of Average Loans (1)	3.96%	3.86%	3.81%	3.75%	3.71%
Net Credit Losses (in millions)	$78	$91	$91	$75	$78	4%	—
As a % of Average Loans	0.45%	0.50%	0.51%	0.40%	0.41%
Loans 90+ Days Past Due (in millions)	$210	$191	$194	$210	$213	1%	1%
As a % of EOP Loans	0.30%	0.27%	0.26%	0.28%	0.29%
Loans 30-89 Days Past Due (in millions)	$398	$398	$392	$406	$377	(7)%	(5)%
As a % of EOP Loans	0.57%	0.56%	0.53%	0.54%	0.51%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.6	16.6	16.4	16.3	16.4	1%	(1)%
Purchase Sales (in billions)	$19.2	$20.6	$19.0	$20.1	$20.4	1%	6%
Average Loans (in billions) (2)	$18.4	$18.8	$18.6	$18.9	$18.8	(1)%	2%
EOP Loans (in billions) (2)	$18.7	$19.1	$18.6	$19.3	$18.5	(4)%	(1)%
Average Yield (3)	12.33%	12.24%	12.21%	11.98%	11.90%

Net Interest Revenue (in millions) (4)	$472	$480	$458	$469	$462	(1)%	(2)%
As a % of Average Loans (4)	10.18%	10.13%	9.99%	9.95%	9.75%
Net Credit Losses (in millions)	$114	$113	$112	$123	$115	(7)%	1%
As a % of Average Loans	2.46%	2.38%	2.44%	2.61%	2.43%
Net Credit Margin (in millions) (5)	$646	$651	$617	$632	$639	1%	(1)%
As a % of Average Loans (5)	13.93%	13.74%	13.45%	13.41%	13.48%
Loans 90+ Days Past Due	$189	$188	$199	$206	$188	(9)%	(1)%
As a % of EOP Loans	1.01%	0.98%	1.07%	1.07%	1.02%
Loans 30-89 Days Past Due	$267	$274	$271	$281	$256	(9)%	(4)%
As a % of EOP Loans	1.43%	1.43%	1.46%	1.46%	1.38%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Commissions and Fees	$1,081	$1,022	$1,110	$1,089	$1,112	2%	3%	3,322	3,311	—
Administration and Other Fiduciary Fees	625	637	638	666	641	(4)%	3%	1,989	1,945	(2)%
Investment Banking	842	952	957	1,257	1,047	(17)%	24%	2,910	3,261	12%
Principal Transactions	863	706	2,606	1,577	1,395	(12)%	62%	5,785	5,578	(4)%
Other	132	(189)	87	37	151	NM	14%	863	275	(68)%
Total Non-Interest Revenue	3,543	3,128	5,398	4,626	4,346	(6)%	23%	14,869	14,370	(3)%
Net Interest Revenue (including Dividends)	3,829	3,916	3,836	3,837	4,025	5%	5%	11,654	11,698	—
Total Revenues, Net of Interest Expense	7,372	7,044	9,234	8,463	8,371	(1)%	14%	26,523	26,068	(2)%
Total Operating Expenses	4,888	5,245	4,994	4,891	5,040	3%	3%	14,973	14,925	—
Net Credit Losses	65	25	134	9	12	33%	(82)%	157	155	(1)%
Credit Reserve Build / (Release)	(19)	(97)	(87)	(96)	(8)	92%	58%	(60)	(191)	NM
Provision for Unfunded Lending Commitments	93	(24)	(20)	(25)	(25)	—	NM	77	(70)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	139	(96)	27	(112)	(21)	81%	NM	174	(106)	NM
Income from Continuing Operations before Taxes	2,345	1,895	4,213	3,684	3,352	(9)%	43%	11,376	11,249	(1)%
Income Taxes	605	427	1,248	1,122	1,019	(9)%	68%	3,430	3,389	(1)%
Income from Continuing Operations	1,740	1,468	2,965	2,562	2,333	(9)%	34%	7,946	7,860	(1)%
Noncontrolling Interests	19	18	26	19	42	NM	NM	92	87	(5)%
Net Income	$1,721	$1,450	$2,939	$2,543	$2,291	(10)%	33%	$7,854	$7,773	(1)%
Average Assets (in billions of dollars)	$1,052	$1,052	$1,058	$1,065	$1,048	(2)%	—	$1,071	$1,057	(1)%
Return on Average Assets	0.65%	0.55%	1.13%	0.96%	0.87%			0.98%	0.98%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.73%	0.58%	1.13%	0.97%	0.94%			0.99%	1.01%
Efficiency Ratio	66%	74%	54%	58%	60%			56%	57%

Revenue by Region - Excluding CVA/DVA (2)
North America	$2,579	$2,325	$3,559	$3,176	$3,161	—	23%	$9,411	$9,896	5%
EMEA	2,328	2,053	2,763	2,426	2,540	5%	9%	8,012	7,729	(4)%
Latin America	1,102	1,147	1,104	1,159	1,038	(10)%	(6)%	3,534	3,301	(7)%
Asia	1,695	1,684	1,815	1,734	1,948	12%	15%	5,746	5,497	(4)%
Total	$7,704	$7,209	$9,241	$8,495	$8,687	2%	13%	$26,703	$26,423	(1)%
CVA/DVA {excluded as applicable in lines above}	(332)	(165)	(7)	(32)	(316)	NM	5%	(180)	(355)	(97)%
Total Revenues, net of Interest Expense	$7,372	$7,044	$9,234	$8,463	$8,371	(1)%	14%	$26,523	$26,068	(2)%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$596	$463	$1,289	$1,086	$878	(19)%	47%	$2,841	$3,253	15%
EMEA	486	414	767	548	631	15%	30%	2,048	1,946	(5)%
Latin America	431	200	342	436	308	(29)%	(29)%	1,422	1,086	(24)%
Asia	433	491	571	512	710	39%	64%	1,749	1,793	3%
Total	$1,946	$1,568	$2,969	$2,582	$2,527	(2)%	30%	$8,060	$8,078	—
CVA/DVA (after-tax) {excluded as applicable in lines above}	(206)	(100)	(4)	(20)	(194)	NM	6%	(114)	(218)	(91)%
Income from Continuing Operations	$1,740	$1,468	$2,965	$2,562	$2,333	(9)%	34%	$7,946	$7,860	(1)%

Average Loans by Region (in billions)
North America	$100	105	$107	$109	$111	2%	11%	$95	$109	15%
EMEA	54	56	57	59	58	(2)%	7%	54	58	7%
Latin America	38	39	40	41	40	(2)%	5%	38	40	5%
Asia	67	68	68	70	69	(1)%	3%	64	69	8%
Total	$259	$268	$272	$279	$278	—	7%	$251	$276	10%

EOP Deposits by Region (in billions)
North America	$173	$183	$186	$182	$180	(1)%	4%
EMEA	181	185	184	185	180	(3)%	(1)%
Latin America	63	60	65	65	62	(5)%	(2)%
Asia	149	146	139	145	145	—	(3)%
Total	$566	$574	$574	$577	$567	(2)%	—

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$371	$380	$381	$384	$381	(1)%	3%
All Other ICG Businesses	195	194	193	193	186	(4)%	(5)%
Total	$566	$574	$574	$577	$567	(2)%	—

(1)         ROA excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$167	$266	$175	$193	$318	65%	90%	$586	$686	17%
Equity Underwriting	197	310	299	397	298	(25)%	51%	749	994	33%
Debt Underwriting	578	570	578	748	632	(16)%	9%	1,930	1,958	1%
Total Investment Banking	942	1,146	1,052	1,338	1,248	(7)%	32%	3,265	3,638	11%
Treasury and Trade Solutions	1,950	1,938	1,948	2,009	1,965	(2)%	1%	5,881	5,922	1%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	379	395	415	454	442	(3)%	17%	1,118	1,311	17%
Private Bank	614	599	668	656	663	1%	8%	1,888	1,987	5%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$3,885	$4,078	$4,083	$4,457	$4,318	(3)%	11%	$12,152	$12,858	6%

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	(147)	(139)	(17)	(44)	91	NM	NM	(148)	30	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$3,738	$3,939	$4,066	$4,413	$4,409	—	18%	$12,004	$12,888	7%

Fixed Income Markets	2,838	2,375	3,850	2,996	2,981	(1)%	5%	10,947	9,827	(10)%
Equity Markets	670	484	883	659	763	16%	14%	2,334	2,305	(1)%
Securities Services	553	554	561	598	600	—	8%	1,718	1,759	2%
Other	(95)	(143)	(119)	(171)	(66)	61%	31%	(300)	(356)	(19)%
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$3,966	$3,270	$5,175	$4,082	$4,278	5%	8%	$14,699	$13,535	(8)%

Total ICG (Ex-CVA/DVA) (1)	$7,704	$7,209	$9,241	$8,495	$8,687	2%	13%	$26,703	$26,423	(1)%

CVA/DVA {excluded as applicable in lines above}	(332)	(165)	(7)	(32)	(316)	NM	5%	(180)	(355)	(97)%
Total Revenues, net of Interest Expense	$7,372	$7,044	$9,234	$8,463	$8,371	(1)%	14%	$26,523	$26,068	(2)%

Taxable-equivalent adjustments (3)	$269	$266	$240	$240	$241	—	(10)%	$872	$721	(17)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$7,973	$7,475	$9,481	$8,735	$8,928	2%	12%	$27,575	$27,144	(2)%

(1)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure. See Note 2 on page 4.
(2)

Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$(194)	$(132)	$(36)	$(45)	$(62)	(38)%	68%	$(477)	$(143)	70%
Non-Interest Revenue	236	91	177	80	70	(13)%	(70)%	639	327	(49)%
Total Revenues, Net of Interest Expense	42	(41)	141	35	8	(77)%	(81)%	162	184	14%
Total Operating Expenses	206	193	421	655	1,142	74%	NM	840	2,218	NM
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(164)	(234)	(280)	(620)	(1,134)	(83)%	NM	(678)	(2,034)	NM
Income Taxes	(184)	22	178	(188)	(136)	28%	26%	(304)	(146)	52%
Income from Continuing Operations	20	(256)	(458)	(432)	(998)	NM	NM	(374)	(1,888)	NM
Income (Loss) from Discontinued Operations, net of taxes (2)	92	181	37	(22)	(16)	27%	NM	89	(1)	NM
Noncontrolling Interests	22	26	10	25	4	(84)%	(82)%	58	39	(33)%
Net Income (Loss)	$90	$(101)	$(431)	$(479)	$(1,018)	NM	NM	$(343)	$(1,928)	NM
EOP Assets (in billions of dollars)	$317	$313	$323	$326	$332	2%	5%
Average Assets (in billions of dollars)	$292	$318	$318	$326	$339	4%	16%	$277	$328	18%

(1)

Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items and Income (Loss) from Discontinued Operations.

(2)	See Footnote 1 on page 2 for components of Discontinued operations.

NM Not Meaningful

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$5,593	$5,814	$5,673	$5,630	$5,928	5%	6%	$16,599	$17,231	4%
Non-Interest Revenue	1,585	1,272	2,668	2,298	2,239	(3)%	41%	7,564	7,205	(5)%
Total Revenues, Net of Interest Expense	7,178	7,086	8,341	7,928	8,167	3%	14%	24,163	24,436	1%
Total Operating Expenses	4,276	4,388	4,352	4,143	4,392	6%	3%	13,047	12,887	(1)%
Net Credit Losses	1,121	1,113	1,093	1,085	1,011	(7)%	(10)%	3,599	3,189	(11)%
Credit Reserve Build / (Release)	(329)	(71)	(317)	(491)	(314)	36%	5%	(1,084)	(1,122)	(4)%
Provision Unfunded Lending Commitments	94	(29)	(14)	(19)	(23)	(21)%	NM	78	(56)	NM
Provision for Benefits & Claims	17	16	6	12	12	—	(29)%	44	30	(32)%
Provision for Credit Losses and for Benefits and Claims	903	1,029	768	587	686	17%	(24)%	2,637	2,041	(23)%
Income from Continuing Operations before Taxes	1,999	1,669	3,221	3,198	3,089	(3)%	55%	8,479	9,508	12%
Income Taxes	597	416	912	1,053	1,016	(4)%	70%	2,679	2,981	11%
Income from Continuing Operations	1,402	1,253	2,309	2,145	2,073	(3)%	48%	5,800	6,527	13%
Noncontrolling Interests	3	6	5	(5)	22	NM	NM	18	22	22%
Net Income	$1,399	$1,247	$2,304	$2,150	$2,051	(5)%	47%	$5,782	$6,505	13%
Average Assets (in billions of dollars)	$629	$632	$629	$619	$645	4%	3%	$634	$631	—
Return on Average Assets	0.88%	0.78%	1.49%	1.39%	1.26%			1.22%	1.38%
Efficiency Ratio	60%	62%	52%	52%	54%			54%	53%

Revenue by Business
Retail Banking	$1,124	$1,087	$1,139	$1,173	$1,228	5%	9%	$4,289	$3,540	(17)%
Citi-Branded Cards	2,087	2,120	2,019	2,028	2,115	4%	1%	6,091	6,162	1%
Citi Retail Services	1,528	1,667	1,625	1,581	1,646	4%	8%	4,522	4,852	7%
Global Consumer Banking	4,739	4,874	4,783	4,782	4,989	4%	5%	14,902	14,554	(2)%
Institutional Clients Group	2,439	2,212	3,558	3,146	3,178	1%	30%	9,261	9,882	7%
Total	$7,178	$7,086	$8,341	$7,928	$8,167	3%	14%	$24,163	$24,436	1%

CVA/DVA {included as applicable in businesses above}	(140)	(113)	(1)	(30)	17	NM	NM	(150)	(14)	91%
Total Revenues - Excluding CVA/DVA (2)	$7,318	$7,199	$8,342	$7,958	$8,150	2%	11%	$24,313	$24,450	1%

Income (loss) from Continuing Operations by Business
Retail Banking	$(37)	$(21)	$17	$89	$105	18%	NM	$432	$211	(51)%
Citi-Branded Cards	548	522	566	558	639	15%	17%	1,420	1,763	24%
Citi Retail Services	383	357	437	430	441	3%	15%	1,200	1,308	9%
Global Consumer Banking	894	858	1,020	1,077	1,185	10%	33%	3,052	3,282	8%
Institutional Clients Group	508	395	1,289	1,068	888	(17)%	75%	2,748	3,245	18%
Total	$1,402	$1,253	$2,309	$2,145	$2,073	(3)%	48%	$5,800	$6,527	13%

CVA/DVA {included as applicable in businesses above}	(88)	(68)	(1)	(18)	10	NM	NM	(93)	(8)	91%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,490	$1,321	$2,310	$2,163	$2,063	(5)%	38%	$5,893	$6,535	11%

(1)	Regional results do not include Corporate/Other. See page 20 for Corporate/Other results.
(2)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,068	$1,065	$1,044	$1,102	$1,071	(3)%	—	$3,448	$3,217	(7)%
Non-Interest Revenue	1,438	1,325	2,085	1,698	1,539	(9)%	7%	5,631	5,322	(5)%
Total Revenues, Net of Interest Expense	2,506	2,390	3,129	2,800	2,610	(7)%	4%	9,079	8,539	(6)%
Total Operating Expenses	1,921	1,893	1,985	1,944	1,957	1%	2%	5,872	5,886	—
Net Credit Losses	41	36	8	23	23	—	(44)%	107	54	(50)%
Credit Reserve Build / (Release)	36	(108)	(47)	(43)	(85)	(98)%	NM	51	(175)	NM
Provision Unfunded Lending Commitments	(18)	(1)	(4)	(4)	(2)	50%	89%	(18)	(10)	44%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	59	(73)	(43)	(24)	(64)	NM	NM	140	(131)	NM
Income from Continuing Operations before Taxes	526	570	1,187	880	717	(19)%	36%	3,067	2,784	(9)%
Income Taxes	139	170	393	308	255	(17)%	83%	1,000	956	(4)%
Income from Continuing Operations	387	400	794	572	462	(19)%	19%	2,067	1,828	(12)%
Noncontrolling Interests	18	12	26	27	25	(7)%	39%	84	78	(7)%
Net Income	$369	$388	$768	$545	$437	(20)%	18%	$1,983	$1,750	(12)%
Average Assets (in billions of dollars)	$291	$292	$301	$313	$287	(8)%	(1)%	$302	$300	(1)%
Return on Average Assets	0.50%	0.53%	1.03%	0.70%	0.60%			0.88%	0.78%
Efficiency Ratio	77%	79%	63%	69%	75%			65%	69%

Revenue by Business
Retail Banking	$219	$220	$214	$224	$212	(5)%	(3)%	$648	$650	—
Citi-Branded Cards	140	138	133	135	135	—	(4)%	443	403	(9)%
Regional Consumer Banking	359	358	347	359	347	(3)%	(3)%	1,091	1,053	(3)%
Institutional Clients Group	2,147	2,032	2,782	2,441	2,263	(7)%	5%	7,988	7,486	(6)%
Total	$2,506	$2,390	$3,129	$2,800	$2,610	(7)%	4%	$9,079	$8,539	(6)%

CVA/DVA {included as applicable in businesses above}	(181)	(21)	19	15	(277)	NM	(53)%	(24)	(243)	NM
Total Revenues - Excluding CVA/DVA (2)	$2,687	$2,411	$3,110	$2,785	$2,887	4%	7%	$9,103	$8,782	(4)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(7)	$(17)	$(7)	$7	$(10)	NM	(43)%	$(25)	$(10)	60%
Citi-Branded Cards	20	16	22	8	11	38%	(45)%	61	41	(33)%
Regional Consumer Banking	13	(1)	15	15	1	(93)%	(92)%	$36	$31	(14)%
Institutional Clients Group	374	401	779	557	461	(17)%	23%	2,031	1,797	(12)%
Total	$387	$400	$794	$572	$462	(19)%	19%	$2,067	$1,828	(12)%

CVA/DVA {included as applicable in businesses above}	(112)	(13)	12	9	(170)	NM	(52)%	(17)	(149)	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$499	$413	$782	$563	$632	12%	27%	$2,084	$1,977	(5)%

(1)	Regional results do not include Corporate/Other. See page 20 for Corporate/Other results.
(2)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$2,294	$2,341	$2,238	$2,267	$2,321	2%	1%	$6,903	$6,826	(1)%
Non-Interest Revenue	1,073	1,213	1,132	1,207	1,051	(13)%	(2)%	3,551	3,390	(5)%
Total Revenues, Net of Interest Expense	3,367	3,554	3,370	3,474	3,372	(3)%	—	10,454	10,216	(2)%
Total Operating Expenses	1,766	2,229	1,770	1,841	1,874	2%	6%	5,444	5,485	1%
Net Credit Losses	443	458	617	486	520	7%	17%	1,290	1,623	26%
Credit Reserve Build / (Release)	153	68	57	170	84	(51)%	(45)%	259	311	20%
Provision Unfunded Lending Commitments	20	9	(1)	1	(1)	NM	NM	20	(1)	NM
Provision for Benefits & Claims	34	36	47	27	40	48%	18%	116	114	(2)%
Provision for Credit Losses and for Benefits and Claims	650	571	720	684	643	(6)%	(1)%	1,685	2,047	21%
Income from Continuing Operations before Taxes	951	754	880	949	855	(10)%	(10)%	3,325	2,684	(19)%
Income Taxes	260	181	228	220	223	1%	(14)%	933	671	(28)%
Income from Continuing Operations	691	573	652	729	632	(13)%	(9)%	2,392	2,013	(16)%
Noncontrolling Interests	1	1	2	2	3	50%	NM	2	7	NM
Net Income	$690	$572	$650	$727	$629	(13)%	(9)%	$2,390	$2,006	(16)%
Average Assets (in billions of dollars)	$177	$178	$178	$178	$172	(3)%	(3)%	$180	$176	(2)%
Return on Average Assets	1.55%	1.27%	1.48%	1.64%	1.45%			1.79%	1.52%
Efficiency Ratio	52%	63%	53%	53%	56%			52%	54%

Revenue by Business
Retail Banking	$1,483	$1,562	$1,498	$1,511	$1,534	2%	3%	$4,571	$4,543	(1)%
Citi-Branded Cards	789	841	770	813	823	1%	4%	2,342	2,406	3%
Regional Consumer Banking	2,272	2,403	2,268	2,324	2,357	1%	4%	$6,913	$6,949	1%
Institutional Clients Group	1,095	1,151	1,102	1,150	1,015	(12)%	(7)%	3,541	3,267	(8)%
Total	$3,367	$3,554	$3,370	$3,474	$3,372	(3)%	—	$10,454	$10,216	(2)%

CVA/DVA {included as applicable in businesses above}	(7)	4	(2)	(9)	(23)	NM	NM	7	(34)	NM
Total Revenues - Excluding CVA/DVA (2)	$3,374	$3,550	$3,372	$3,483	$3,395	(3)%	1%	$10,447	$10,250	(2)%

Income from Continuing Operations by Business
Retail Banking	$123	$211	$205	$208	$182	(13)%	48%	$541	$595	10%
Citi-Branded Cards	141	160	106	91	156	71%	11%	425	353	(17)%
Regional Consumer Banking	264	371	311	299	338	13%	28%	$966	$948	(2)%
Institutional Clients Group	427	202	341	430	294	(32)%	(31)%	1,426	1,065	(25)%
Total	$691	$573	$652	$729	$632	(13)%	(9)%	$2,392	$2,013	(16)%

CVA/DVA {included as applicable in businesses above}	(4)	2	(1)	(6)	(14)	NM	NM	4	(21)	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$695	$571	$653	$735	$646	(12)%	(7)%	$2,388	$2,034	(15)%

(1)	Regional results do not include Corporate/Other. See page 20 for Corporate/Other results.
(2)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,974	$2,011	$1,937	$2,020	$2,071	3%	5%	$6,037	$6,028	—
Non-Interest Revenue	1,579	1,472	1,750	1,622	1,788	10%	13%	5,486	5,160	(6)%
Total Revenues, Net of Interest Expense	3,553	3,483	3,687	3,642	3,859	6%	9%	11,523	11,188	(3)%
Total Operating Expenses	2,114	2,096	2,077	2,424	2,098	(13)%	(1)%	6,436	6,599	3%
Net Credit Losses	190	205	202	196	196	—	3%	585	594	2%
Credit Reserve Build / (Release)	36	7	2	(50)	(66)	(32)%	NM	52	(114)	NM
Provision for Unfunded Lending Commitments	12	(5)	(4)	(6)	(1)	83%	NM	36	(11)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	238	207	200	140	129	(8)%	(46)%	673	469	(30)%
Income from Continuing Operations before Taxes	1,201	1,180	1,410	1,078	1,632	51%	36%	4,414	4,120	(7)%
Income Taxes	406	397	473	357	529	48%	30%	1,505	1,359	(10)%
Income from Continuing Operations	795	783	937	721	1,103	53%	39%	2,909	2,761	(5)%
Noncontrolling Interests	1	1	1	1	1	—	—	3	3	—
Net Income	$794	$782	$936	$720	$1,102	53%	39%	$2,906	$2,758	(5)%
Average Assets (in billions of dollars)	$346	$349	$347	$355	$345	(3)%	—	$349	$349	—
Return on Average Assets	0.91%	0.89%	1.09%	0.81%	1.27%			1.11%	1.06%
Efficiency Ratio	59%	60%	56%	67%	54%			56%	59%

Revenue by Business
Retail Banking	$1,102	$1,070	$1,166	$1,161	$1,190	2%	8%	$3,494	$3,517	1%
Citi-Branded Cards	760	764	729	755	754	—	(1)%	2,296	2,238	(3)%
Regional Consumer Banking	1,862	1,834	1,895	1,916	1,944	1%	4%	5,790	5,755	(1)%
Institutional Clients Group	1,691	1,649	1,792	1,726	1,915	11%	13%	5,733	5,433	(5)%
Total	$3,553	$3,483	$3,687	$3,642	$3,859	6%	9%	$11,523	$11,188	(3)%

CVA/DVA {included as applicable in businesses above}	(4)	(35)	(23)	(8)	(33)	NM	NM	(13)	(64)	NM
Total Revenues - Excluding CVA/DVA (2)	$3,557	$3,518	$3,710	$3,650	$3,892	7%	9%	$11,536	$11,252	(2)%

Income from Continuing Operations by Business
Retail Banking	$178	$145	$221	$58	$261	NM	47%	$641	$540	(16)%
Citi-Branded Cards	186	168	160	156	152	(3)%	(18)%	527	468	(11)%
Regional Consumer Banking	364	313	381	214	413	93%	13%	1,168	1,008	(14)%
Institutional Clients Group	431	470	556	507	690	36%	60%	1,741	1,753	1%
Total	$795	$783	$937	$721	$1,103	53%	39%	$2,909	$2,761	(5)%

CVA/DVA {included as applicable in businesses above}	(2)	(21)	(15)	(5)	(20)	NM	NM	(8)	(40)	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$797	$804	$952	$726	$1,123	55%	41%	$2,917	$2,801	(4)%

(1)	Regional results do not include Corporate/Other. See page 20 for Corporate/Other results.
(2)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)
Revenues
Net interest revenue	$776	$871	$903	$972	$858	(12)%	11%	$2,313	$2,733	18%
Non-interest revenue	482	436	553	491	730	49%	51%	946	1,774	88%
Total revenues, net of interest expense	1,258	1,307	1,456	1,463	1,588	9%	26%	3,259	4,507	38%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	635	735	519	399	347	(13)%	(45)%	2,335	1,265	(46)%
Credit Reserve Build / (Release) (2) (3)	(674)	(532)	(341)	(196)	(141)	28%	79%	(1,501)	(678)	55%
Provision for loan losses	(39)	203	178	203	206	1%	NM	834	587	(30)%
Provision for Benefits & Claims	153	143	155	143	153	7%	—	475	451	(5)%
Provision for unfunded lending commitments	(5)	(8)	(4)	(3)	(3)	—	40%	(2)	(10)	NM
Total provisions for credit losses and for benefits and claims	109	338	329	343	356	4%	NM	1,307	1,028	(21)%

Total operating expenses (2)	1,396	1,493	1,544	4,514	892	(80)%	(36)%	4,477	6,950	55%

Income (Loss) from Continuing Operations before Income Taxes	(247)	(524)	(417)	(3,394)	340	NM	NM	(2,525)	(3,471)	(37)%
Provision (benefits) for income taxes	(138)	(96)	(134)	88	98	11%	NM	(1,036)	52	NM

Income (Loss) from Continuing Operations	(109)	(428)	(283)	(3,482)	242	NM	NM	(1,489)	(3,523)	NM

Noncontrolling Interests	6	4	1	—	4	NM	(33)%	12	5	(58)%
Citi Holding’s Net Income (Loss)	$(115)	$(432)	$(284)	$(3,482)	$238	NM	NM	$(1,501)	$(3,528)	NM
Average Assets (in billions of dollars)	$125	$119	$115	$112	$107	(4)%	(14)%	$140	$111	(21)%
Return on Average Assets	(0.37)%	(1.44)%	(1.00)%	(12.47)%	0.88%			(1.43)%	(4.25)%
Efficiency Ratio	111%	114%	106%	309%	56%			137%	154%

Balance Sheet Data (in billions):

Total EOP Assets	$122	$117	$114	$111	$103	(7)%	(16)%	$122	$103	(16)%

Total EOP Loans	$96	$93	$90	$82	$78	(6)%	(19)%	$96	$78	(19)%

Total EOP Deposits	$42	$36	$29	$20	$14	(26)%	(66)%	$42	$14	(66)%

Consumer Net Credit Losses as a % of Average Loans	2.47%	3.20%	2.29%	1.83%	1.90%			3.01%	1.97%

(1)

The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans). These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(2)

The second quarter of 2014 results included the impact of a $3.8 billion charge ($3.7 billion after-tax) to settle claims related to legacy residential mortgage-backed securities (RMBS) and collateralized debt obilgations (CDOs) issued, structured or underwritten by Citigroup between 2003 and 2008. For additional information, please see Citigroup’s Form 8-K filed with the U.S. Securities and Exchange Commission on July 14, 2014. The charge consisted of $3.7 billion in legal expenses and a $55 million loan loss reserve build.

(3)

The third quarter of 2013, fourth quarter of 2013, first quarter of 2014, second quarter of 2014 and third quarter of 2014 include $91 million, $60 million, $32 million, $0 million and $77 million, respectively, of builds related to gains / (losses) on loan sales.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

CITI HOLDINGS KEY INDICATORS:

Consumer - International

Branches (actual)	73	73	72	5	5	—	(93)%

Average Loans (in billions) (1)	$6.1	$5.9	$5.7	$5.6	$5.0	(11)%	(18)%

EOP Loans (1):
Real Estate Lending (REL)	$3.2	$3.2	$3.0	$2.9	$1.9	(34)%	(41)%
Cards	2.4	2.5	2.4	—	—	—	(100)%
Commercial Markets	—	—	—	—	—	—	—
Personal and Other	0.4	0.2	0.3	0.2	0.1	(50)%	(75)%
EOP Loans (in billions of dollars)	$6.0	$5.9	$5.7	$3.1	$2.0	(35)%	(67)%
Net Interest Revenue	$57	$66	$43	$83	$(2)	NM	NM
As a % of Average Loans	3.71%	4.44%	3.06%	5.94%	(0.16)%
Net Credit Losses	$46	$35	$32	$39	$25	(36)%	(46)%
As a % of Average Loans	2.99%	2.35%	2.28%	2.79%	1.98%
Loans 90+ Days Past Due	$177	$162	$170	$66	$11	(83)%	(94)%
As a % of EOP Loans	2.95%	2.75%	2.98%	2.13%	0.55%
Loans 30-89 Days Past Due	$184	$200	$194	$86	$35	(59)%	(81)%
As a % of EOP Loans	3.07%	3.39%	3.40%	2.77%	1.75%

Consumer - North America (1)

Branches (actual)	1,483	1,471	1,459	1,458	1,455	—	(2)%

Average Loans (in billions of dollars)	$90.6	$86.8	$83.8	$80.8	$77.1	(5)%	(15)%

EOP Loans (in billions of dollars)	$88.3	$85.3	$82.3	$78.5	$74.9	(5)%	(15)%
Net Interest Revenue	$779	$819	$862	$859	$860	—	10%
As a % of Average Loans	3.41%	3.74%	4.17%	4.26%	4.43%
Net Credit Losses	$556	$713	$474	$356	$369	4%	(34)%
As a % of Average Loans	2.43%	3.26%	2.29%	1.77%	1.90%
Loans 90+ Days Past Due (2)	$2,792	$2,594	$2,545	$2,470	$2,093	(15)%	(25)%
As a % of EOP Loans	3.46%	3.33%	3.38%	3.37%	2.99%
Loans 30-89 Days Past Due (2)	$2,661	$2,524	$2,103	$2,174	$1,978	(9)%	(26)%
As a % of EOP Loans	3.30%	3.24%	2.79%	2.97%	2.83%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         See Footnote 1 on page 27.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
CONSUMER KEY INDICATORS - Page 2
(In millions of dollars, except as otherwise noted)

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage Inc.)	$38.1	$36.3	$35.0	$33.3	$30.9	(7)%	(19)%
CFNA (CitiFinancial - North America)	9.8	9.2	8.8	8.6	8.3	(3)%	(15)%
Residential First	47.9	45.5	43.8	41.9	39.2	(6)%	(18)%
Home Equity	30.6	29.3	28.2	27.4	26.4	(4)%	(14)%
Average Loans (in billions of dollars)	$78.5	$74.8	$72.0	$69.3	$65.6	(5)%	(16)%

CMI	$37.1	$35.6	$34.5	$31.6	$29.4	(7)%	(21)%
CFNA	9.4	9.0	8.7	8.4	8.1	(4)%	(14)%
Residential First	46.5	44.6	43.2	40.0	37.5	(6)%	(19)%
Home Equity	29.8	28.7	27.7	26.9	25.9	(4)%	(13)%
EOP Loans (in billions of dollars)	$76.3	$73.3	$70.9	$66.9	$63.4	(5)%	(17)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$106.4	$100.1	$88.4	$69.9	$56.0	(20)%	(47)%
Net Servicing & Gain/(Loss) on Sale	$25.1	$53.5	$27.2	$34.6	$81.5	NM	NM
Net Interest Revenue on Loans	$316	$342	$354	$333	$311	(7)%	(2)%
As a % of Avg. Loans	1.60%	1.81%	1.99%	1.93%	1.88%

CMI (1)	$81	$111	$95	$1	$54	NM	(33)%
CFNA	130	186	95	90	83	(8)%	(36)%
Residential First	$211	$297	$190	$91	$137	51%	(35)%
Home Equity	212	269	140	114	98	(14)%	(54)%
Net Credit Losses (NCLs) (4)	$423	$566	$330	$205	$235	15%	(44)%
As a % of Avg. Loans	2.14%	3.00%	1.86%	1.19%	1.42%

CMI	$1,336	$1,250	$1,228	$1,197	$802	(33)%	(40)%
CFNA	592	522	539	546	543	(1)%	(8)%
Residential First	1,928	1,772	1,767	1,743	1,345	(23)%	(30)%
Home Equity	641	582	542	517	503	(3)%	(22)%
Loans 90+ Days Past Due (2) (3)	$2,569	$2,354	$2,309	$2,260	$1,848	(18)%	(28)%
As a % of EOP Loans	3.73%	3.57%	3.61%	3.66%	3.16%

CMI	$1,686	$1,580	$1,283	$1,340	$1,125	(16)%	(33)%
CFNA	329	304	294	302	300	(1)%	(9)%
Residential First	2,015	1,884	1,577	1,642	1,425	(13)%	(29)%
Home Equity	427	422	350	336	334	(1)%	(22)%
Loans 30-89 Days Past Due (2) (3)	$2,442	$2,306	$1,927	$1,978	$1,759	(11)%	(28)%
As a % of EOP Loans	3.55%	3.49%	3.02%	3.21%	3.01%

North America Personal Loans
Average Loans (in billions of dollars)	$9.2	$9.2	$9.2	$9.1	$9.2	1%	—
EOP Loans (in billions of dollars)	$9.3	$9.3	$9.0	$9.2	$9.3	1%	—
Net Interest Revenue on Loans	$518	$516	$511	$516	$531	3%	3%
As a % of Avg. Loans	22.34%	22.25%	22.53%	22.74%	22.90%
Net Credit Losses	$127	$134	$140	$143	$129	(10)%	2%
As a % of Avg. Loans	5.48%	5.78%	6.17%	6.30%	5.56%
Loans 90+ Days Past Due	$199	$221	$218	$194	$227	17%	14%
As a % of EOP Loans	2.14%	2.38%	2.42%	2.11%	2.44%
Loans 30-89 Days Past Due	$159	$161	$125	$155	$178	15%	12%
As a % of EOP Loans	1.71%	1.73%	1.39%	1.68%	1.91%

(1)         The second quarter of 2014 NCLs for CMI Residential First Mortgages includes a $58 million benefit related to third party legal settlement.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $3.4 billion and ($6.5 billion), $3.3 billion and ($6.4 billion), $3.0 billion and ($6.1 billion), $2.8 billion and ($5.2 billion) and $2.6 billion and ($5.0 billion), as of September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.1 billion and ($6.5 billion), $1.1 billion and ($6.4 billion), $0.9 billion and ($6.1 billion), $0.7 billion and ($5.2 billion) and $0.7 billion and ($5.0 billion), as of September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, respectively.

(3)         The September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.0 billion, $0.9 billion, $0.9 billion, $17 million and $15 million, respectively, of loans that are carried at fair value.

(4)         The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)
Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2013	2014	2014(5)	2013	2014	2014(5)	2013		2014		2014(5)
Assets:
Deposits with Banks	$151,533	$160,555	$159,432	$255	$250	$235	0.67%		0.62%		0.58%
Fed Funds Sold and Resale Agreements (6)	264,368	265,423	248,074	617	592	567	0.93%		0.89%		0.91%
Trading Account Assets (7)	246,255	234,219	237,842	1,525	1,487	1,515	2.46%		2.55%		2.53%
Investments	301,225	323,269	327,790	1,778	1,889	1,911	2.34%		2.34%		2.31%
Total Loans (net of Unearned Income) (8)	645,454	665,071	659,102	11,310	11,367	11,193	6.95%		6.86%		6.74%
Other Interest-Earning Assets	33,740	39,088	43,703	103	97	215	1.21%		1.00%		1.95%
Total Average Interest-Earning Assets	$1,642,575	$1,687,625	$1,675,943	$15,588	$15,682	$15,636	3.77%		3.73%		3.70%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$737,415	$756,602	$753,583	$1,223	$1,218	$1,183	0.66%		0.65%		0.62%
Deposit Insurance and FDIC Assessment	—	—	—	267	251	234
Total Deposits	737,415	756,602	753,583	1,490	1,469	1,417	0.80%		0.78%		0.75%
Fed Funds Purchased and Repurchase Agreements (6)	224,950	193,302	182,209	561	537	411	0.99%		1.11%		0.89%
Trading Account Liabilities (7)	71,291	82,330	75,402	46	48	38	0.26%		0.23%		0.20%
Short-Term Borrowings	116,175	115,160	124,993	150	162	141	0.51%		0.56%		0.45%
Long-Term Debt (9)	197,438	204,068	204,000	1,705	1,399	1,318	3.43%		2.75%		2.56%
Total Average Interest-Bearing Liabilities	$1,347,269	$1,351,462	$1,340,187	$3,952	$3,615	$3,325	1.16%		1.07%		0.98%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,347,269	$1,351,462	$1,340,187	$3,685	$3,364	$3,091	1.09%		1.00%		0.92%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,636	$12,067	$12,311	2.81%		2.87%		2.91%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,903	$12,318	$12,545	2.87%		2.93%		2.97%

3Q14 Increase (Decrease) From							10	bps	4	bps

3Q14 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							10	bps	4	bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $125 million for the third quarter of 2013, $121 million for the second quarter of 2014 and $124 million for the third quarter of 2014.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Citicorp Deposits by Business

Global Consumer Banking
North America	$168.6	$170.2	$172.6	$170.6	$171.7	1%	2%
EMEA	12.5	13.1	13.3	13.8	13.0	(6)%	4%
Latin America	46.6	47.4	48.0	48.3	45.9	(5)%	(2)%
Asia	101.6	101.4	103.0	105.0	101.3	(4)%	—
Total	$329.3	$332.1	$336.9	$337.7	$331.9	(2)%	1%

ICG
North America	$173.2	$183.0	$186.0	$182.5	$180.5	(1)%	4%
EMEA	181.1	185.1	183.7	185.1	179.8	(3)%	(1)%
Latin America	62.8	59.9	65.2	64.6	62.4	(3)%	(1)%
Asia	149.2	146.1	139.0	145.0	144.7	—	(3)%
Total	$566.3	$574.1	$573.9	$577.2	$567.4	(2)%	—

Corporate/Other	$18.0	$26.1	$26.3	$31.3	$28.9	(8)%	61%

Total Citicorp	$913.6	$932.3	$937.1	$946.2	$928.2	(2)%	2%

Total Citi Holdings	$41.8	$36.0	$29.2	$19.5	$14.4	(26)%	(66)%

Total Citigroup Deposits - EOP	$955.5	$968.3	$966.3	$965.7	$942.7	(2)%	(1)%

Total Citigroup Deposits - Average	$922.1	$956.4	$957.4	$959.5	$954.2	(1)%	3%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$955.5	$968.3	$966.3	$965.7	$942.7	(2)%	(1)%
Impact of FX Translation (1)	(14.7)	(13.7)	(12.7)	(16.7)	—
Total Citigroup EOP Deposits - Ex-FX (2)	$940.8	$954.6	$953.6	$949.0	$942.7	(1)%	—

(1)           Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2014 average exchange rates for all periods presented.

(2)           Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Citicorp:
Global Consumer Banking

North America
Credit Cards	$111.8	$116.8	$109.1	$110.4	$109.5	(1)%	(2)%
Retail Banking	43.2	44.1	45.0	46.2	47.5	3%	10%
Total	$155.0	$160.9	$154.1	$156.6	$157.0	—	1%

EMEA
Credit Cards	$2.4	$2.4	$2.4	$2.5	$2.4	(4)%	—
Retail Banking	5.5	5.6	5.8	6.0	5.7	(5)%	4%
Total	$7.9	$8.0	$8.2	$8.5	$8.1	(5)%	3%

Latin America
Credit Cards	$11.8	$12.1	$11.7	$11.7	$11.5	(2)%	(3)%
Retail Banking	29.0	30.3	30.2	30.8	29.8	(3)%	3%
Total	$40.8	$42.4	$41.9	$42.5	$41.3	(3)%	1%

Asia
Credit Cards	$18.7	$19.1	$18.6	$19.3	$18.5	(4)%	(1)%
Retail Banking	70.3	71.6	73.4	75.6	74.2	(2)%	6%
Total	$89.0	$90.7	$92.0	$94.9	$92.7	(2)%	4%

Total Consumer Loans
Credit Cards	$144.7	$150.4	$141.8	$143.9	$141.9	(1)%	(2)%
Retail Banking	148.0	151.6	154.4	158.6	157.2	(1)%	6%
Total Consumer	$292.7	$302.0	$296.2	$302.5	$299.1	(1)%	2%

Total Corporate Loans
North America	$103.0	$105.8	$107.3	$108.9	$114.5	5%	11%
EMEA	58.0	58.5	60.4	61.0	57.1	(6)%	(2)%
Latin America	39.4	39.8	41.4	41.0	38.8	(5)%	(2)%
Asia	68.3	66.6	69.4	71.7	66.6	(7)%	(2)%
Total Corporate Loans	$268.7	$270.7	$278.5	$282.6	$277.0	(2)%	3%

Total Citicorp	$561.4	$572.7	$574.7	$585.1	$576.1	(2)%	3%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$561.4	$572.7	$574.7	$585.1	$576.1	(2)%	3%
Impact of FX Translation (1)	(6.6)	(6.0)	(5.4)	(8.5)	—
Total Citicorp EOP Loans - Ex-FX (2)	$554.8	$566.7	$569.3	$576.6	$576.1	—	4%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2014 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Citi Holdings:

Consumer - North America
Mortgages	76.3	73.3	70.9	66.9	63.4	(5)%	(17)%
Personal Loans	9.3	9.3	9.0	9.2	9.3	1%	—
Other	2.7	2.7	2.4	2.4	2.2	(8)%	(19)%
Total	$88.3	$85.3	$82.3	$78.5	$74.9	(5)%	(15)%

Consumer - International
Credit Cards	$2.4	$2.5	$2.4	$—	$—	—	(100)%
REL, Personal & Other	3.6	3.4	3.3	3.1	2.0	(35)%	(44)%
Total	$6.0	$5.9	$5.7	$3.1	$2.0	(35)%	(67)%

Citi Holdings - Other	1.9	1.6	1.5	0.8	0.8	—	(58)%

Total Citi Holdings	$96.2	$92.8	$89.5	$82.4	$77.7	(6)%	(19)%

Total Citigroup	$657.6	$665.5	$664.2	$667.5	$653.8	(2)%	(1)%

Consumer Loans	$387.9	$393.8	$384.7	$384.3	$376.3	(2)%	(3)%
Corporate Loans	269.7	271.7	279.5	283.2	277.5	(2)%	3%
Total Citigroup	$657.6	$665.5	$664.2	$667.5	$653.8	(2)%	(1)%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$657.6	$665.5	$664.2	$667.5	$653.8	(2)%	(1)%
Impact of FX Translation (1)	(7.2)	(6.5)	(6.0)	(9.0)	—
Total Citigroup EOP Loans - Ex-FX (2)	$650.4	$659.0	$658.2	$658.5	$653.8	(1)%	1%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2014 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2013	2013	2014	2014	2014	2014

Citicorp (2)
Total	$2,699	$2,973	$2,908	$2,805	$2,754	$299.1
Ratio	0.93%	0.99%	0.99%	0.93%	0.92%

Retail Bank (2)
Total	$872	$952	$992	$1,015	$990	$157.2
Ratio	0.59%	0.63%	0.65%	0.64%	0.63%
North America (2)	$277	$257	$243	$227	$229	$47.5
Ratio	0.66%	0.60%	0.55%	0.50%	0.49%
EMEA	$38	$34	$27	$26	$21	$5.7
Ratio	0.69%	0.61%	0.47%	0.43%	0.37%
Latin America	$347	$470	$528	$552	$527	$29.8
Ratio	1.20%	1.55%	1.75%	1.79%	1.77%
Asia	$210	$191	$194	$210	$213	$74.2
Ratio	0.30%	0.27%	0.26%	0.28%	0.29%

Cards
Total	$1,827	$2,021	$1,916	$1,790	$1,764	$141.9
Ratio	1.26%	1.34%	1.35%	1.24%	1.24%
North America - Citi-Branded	$628	$681	$648	$583	$559	$66.5
Ratio	0.91%	0.97%	0.97%	0.87%	0.84%
North America - Retail Services	$650	$771	$689	$606	$630	$43.0
Ratio	1.51%	1.67%	1.63%	1.41%	1.47%
EMEA	$34	$32	$31	$31	$33	$2.4
Ratio	1.42%	1.33%	1.29%	1.24%	1.38%
Latin America	$326	$349	$349	$364	$354	$11.5
Ratio	2.76%	2.88%	2.98%	3.11%	3.08%
Asia	$189	$188	$199	$206	$188	$18.5
Ratio	1.01%	0.98%	1.07%	1.07%	1.02%

Citi Holdings - Consumer (2) (3)	$2,969	$2,756	$2,715	$2,536	$2,104	$76.9
Ratio	3.42%	3.28%	3.35%	3.32%	2.93%
International	$177	$162	$170	$66	$11	$2.0
Ratio	2.95%	2.75%	2.98%	2.13%	0.55%
North America (2) (3)	$2,792	$2,594	$2,545	$2,470	$2,093	$74.9
Ratio	3.46%	3.33%	3.38%	3.37%	2.99%
Other (4)						$0.3

Total Citigroup (2) (3)	$5,668	$5,729	$5,623	$5,341	$4,858	$376.3
Ratio	1.50%	1.49%	1.50%	1.41%	1.31%

(1)         The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)         The September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.0 billion, $0.9 billion, $0.9 billion, $17 million and $15 million, respectively, of loans that are carried at fair value.

(4)         Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2013	2013	2014	2014	2014	2014

Citicorp (2)
Total	$3,215	$3,220	$3,015	$2,972	$2,949	$299.1
Ratio	1.10%	1.07%	1.02%	0.99%	0.99%

Retail Bank (2)
Total	$1,109	$1,049	$991	$1,032	$969	$157.2
Ratio	0.76%	0.70%	0.65%	0.66%	0.62%
North America (2)	$209	$205	$177	$203	$213	$47.5
Ratio	0.50%	0.48%	0.40%	0.45%	0.46%
EMEA	$57	$51	$52	$50	$50	$5.7
Ratio	1.04%	0.91%	0.90%	0.83%	0.88%
Latin America	$445	$395	$370	$373	$329	$29.8
Ratio	1.53%	1.30%	1.23%	1.21%	1.10%
Asia	$398	$398	$392	$406	$377	$74.2
Ratio	0.57%	0.56%	0.53%	0.54%	0.51%

Cards
Total	$2,106	$2,171	$2,024	$1,940	$1,980	$141.9
Ratio	1.46%	1.44%	1.43%	1.35%	1.40%
North America - Citi-Branded	$650	$661	$599	$540	$566	$66.5
Ratio	0.94%	0.94%	0.90%	0.80%	0.85%
North America - Retail Services	$799	$830	$725	$683	$729	$43.0
Ratio	1.86%	1.79%	1.71%	1.58%	1.70%
EMEA	$44	$42	$39	$40	$40	$2.4
Ratio	1.83%	1.75%	1.63%	1.60%	1.67%
Latin America	$346	$364	$390	$396	$389	$11.5
Ratio	2.93%	3.01%	3.33%	3.38%	3.38%
Asia	$267	$274	$271	$281	$256	$18.5
Ratio	1.43%	1.43%	1.46%	1.46%	1.38%

Citi Holdings - Consumer (2) (3)	$2,845	$2,724	$2,297	$2,260	$2,013	$76.9
Ratio	3.28%	3.24%	2.84%	2.96%	2.80%
International	$184	$200	$194	$86	$35	$2.0
Ratio	3.07%	3.39%	3.40%	2.77%	1.75%
North America (2) (3)	$2,661	$2,524	$2,103	$2,174	$1,978	$74.9
Ratio	3.30%	3.24%	2.79%	2.97%	2.83%
Other (4)						$0.3

Total Citigroup (2) (3)	$6,060	$5,944	$5,312	$5,232	$4,962	$376.3
Ratio	1.61%	1.54%	1.41%	1.39%	1.34%

(1)         The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)         The September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.0 billion, $0.9 billion, $0.9 billion, $17 million and $15 million, respectively, of loans that are carried at fair value.

(4)         Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$21,580	$20,605	$19,648	$18,923	$17,890			$25,455	$19,648

Gross Credit (Losses)	(2,974)	(3,094)	(2,983)	(2,812)	(2,586)	8%	13%	(9,675)	(8,381)	13%
Gross Recoveries	544	547	544	623	489	(22)%	(10)%	1,759	1,656	(6)%
Net Credit (Losses) / Recoveries (NCLs)	(2,430)	(2,547)	(2,439)	(2,189)	(2,097)	4%	14%	(7,916)	(6,725)	15%
NCLs (2)	2,430	2,547	2,439	2,189	2,097	(4)%	(14)%	7,916	6,725	(15)%
Net Reserve Builds / (Releases) (3)	(767)	(246)	(560)	(521)	(492)	6%	36%	(1,715)	(1,573)	8%
Net Specific Reserve Builds / (Releases) (3)	(11)	(390)	(86)	(89)	(30)	66%	NM	(508)	(205)	60%
Provision for Loan Losses	1,652	1,911	1,793	1,579	1,575	—	(5)%	5,693	4,947	(13)%
Other (4) (5) (6) (7) (8) (9)	(197)	(321)	(79)	(423)	(453)	(7)%	NM	(2,627)	(955)
Allowance for Loan Losses at End of Period (1) (a)	$20,605	$19,648	$18,923	$17,890	$16,915			$20,605	$16,915

Allowance for Unfunded Lending Commitments (10) (a)	$1,262	$1,229	$1,202	$1,176	$1,140			$1,262	$—

Provision for Unfunded Lending Commitments	$103	$(34)	$(27)	$(31)	$(30)			$114	$(88)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$21,867	$20,877	$20,125	$19,066	$18,055			$21,867	$16,915

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	3.16%	2.97%	2.87%	2.70%	2.60%

Allowance for Loan Losses at End of Period (1):
Citicorp	$13,299	$13,174	$12,870	$12,473	$11,915
Citi Holdings	7,306	6,474	6,053	5,417	5,000
Total Citigroup	$20,605	$19,648	$18,923	$17,890	$16,915

(1)         Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)         The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(3)         The third quarter of 2013, fourth quarter of 2013, first quarter of 2014, second quarter of 2014 and third quarter of 2014 include $91 million, $60 million, $32 million, $0 million and $77 million, respectively, of builds related to gains / (losses) on loan sales.

(4)         Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)         The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio approximately $220 million related to foreign currency translation.

(6)         The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(7)         The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(8)         The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to held-for-sale (HFS) of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(9)         The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(10)  Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)  September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 exclude $5.2 billion, $5.0 billion, $5.7 billion, $4.8 billion and $4.4 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$18,872	$17,912	$17,064	$16,451	$15,520			$22,679	$17,064

Net Credit Losses (NCLs)	(2,334)	(2,532)	(2,294)	(2,178)	(2,115)	3%	9%	(7,730)	(6,587)	15%
NCLs (2)	2,334	2,532	2,294	2,178	2,115	(3)%	(9)%	7,730	6,587	(15)%
Net Reserve Builds / (Releases) (3)	(785)	(158)	(459)	(495)	(393)	21%	50%	(1,604)	(1,347)	16%
Net Specific Reserve Builds / (Releases) (3)	34	(362)	(76)	(14)	(117)	NM	NM	(535)	(207)	61%
Provision for Loan Losses	1,583	2,012	1,759	1,669	1,605	(4)%	1%	5,591	5,033	(10)%
Other (4) (5) (6) (7) (8) (9)	(209)	(328)	(78)	(422)	(435)	(3)%	NM	(2,628)	(935)	64%
Allowance for Loan Losses at End of Period (1) (a)	$17,912	$17,064	$16,451	$15,520	$14,575			$17,912	$14,575

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$66	$65	$62	$64	$55			$66	$55

Provision for Unfunded Lending Commitments	$14	$(2)	$(2)	$(3)	$(2)			$37	$(7)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$17,978	$17,129	$16,513	$15,584	$14,630			$17,978	$14,630

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	4.63%	4.34%	4.29%	4.04%	3.87%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,708	$2,693	$2,584	$2,472	$2,370			$2,776	$2,584

Net Credit (Losses) / Recoveries (NCL’s)	(96)	(15)	(145)	(11)	18	NM	NM	(186)	(138)	26%
NCLs	96	15	145	11	(18)	NM	NM	186	138	(26)%
Net Reserve Builds / (Releases)	18	(88)	(101)	(26)	(99)	NM	NM	(111)	(226)	NM
Net Specific Reserve Builds / (Releases)	(45)	(28)	(10)	(75)	87	NM	NM	27	2	(93)%
Provision for Loan Losses	69	(101)	34	(90)	(30)	67%	NM	102	(86)	NM
Other (4)	12	7	(1)	(1)	(18)			1	(20)
Allowance for Loan Losses at End of Period (1) (b)	$2,693	$2,584	$2,472	$2,370	$2,340			$2,693	$2,340

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,196	$1,164	$1,140	$1,112	$1,085			$1,196	$1,085

Provision for Unfunded Lending Commitments	$89	$(32)	$(25)	$(28)	$(28)			$77	$(81)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,889	$3,748	$3,612	$3,482	$3,425			$3,889	$3,425

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	1.01%	0.97%	0.90%	0.85%	0.86%

Notes to these tables are on the following page (page 36).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 35).

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   See Footnote (2) on page 34.

(3)                   The third quarter of 2013, fourth quarter of 2013, first quarter of 2014, second quarter of 2014 and third quarter of 2014 include $91 million, $60 million, $32 million, $0 million and $77 million, respectively, of builds related to gains / (losses) on loan sales.

(4)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)                   The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio approximately $220 million related to foreign currency translation.

(6)                   The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(7)                   The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(8)                   The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to held-for-sale (HFS) of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of real estate loan portfolio to HFS. These amounts are partially offset by foreign currency translation on the entire allowance balance.

(9)                   The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(10)            Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)            September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 exclude $1.0 billion, $0.9 billion, $0.9 billion, $46 million and $45 million, respectively, of loans which are carried at fair value.

(12)            September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 exclude $4.2 billion, $4.1 billion, $4.8 billion, $4.8 billion and $4.4 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)

Citicorp
Net Credit Losses	$1,795	$1,812	$1,920	$1,790	$1,750	(2)%	(3)%	$5,581	$5,460	(2)%
Credit Reserve Build / (Release)	(104)	(104)	(305)	(414)	(381)	8%	NM	(722)	(1,100)	(52)%
Global Consumer Banking
Net Credit Losses	1,730	1,787	1,786	1,781	1,738	(2)%	—	5,424	5,305	(2)%
Credit Reserve Build / (Release)	(85)	(7)	(218)	(318)	(373)	(17)%	NM	(662)	(909)	(37)%
North America Regional Consumer Banking
Net Credit Losses	1,083	1,106	1,103	1,070	1,017	(5)%	(6)%	3,528	3,190	(10)%
Credit Reserve Build / (Release)	(228)	(87)	(271)	(397)	(340)	14%	(49)%	(949)	(1,008)	(6)%
Retail Banking
Net Credit Losses	38	47	35	35	34	(3)%	(11)%	137	104	(24)%
Credit Reserve Build / (Release)	9	(20)	(4)	(28)	(10)	64%	NM	(2)	(42)	NM
Citi-Branded Cards
Net Credit Losses	610	588	587	570	526	(8)%	(14)%	1,967	1,683	(14)%
Credit Reserve Build / (Release)	(156)	(76)	(188)	(223)	(212)	5%	(36)%	(460)	(623)	(35)%
Citi Retail Services
Net Credit Losses	435	471	481	465	457	(2)%	5%	1,424	1,403	(1)%
Credit Reserve Build / (Release)	(81)	9	(79)	(146)	(118)	19%	(46)%	(487)	(343)	30%
EMEA Regional Consumer Banking
Net Credit Losses	21	19	11	20	25	25%	19%	49	56	14%
Credit Reserve Build / (Release)	3	(1)	—	3	(2)	NM	NM	(17)	1	NM
Retail Banking
Net Credit Losses	11	8	2	8	14	75%	27%	18	24	33%
Credit Reserve Build / (Release)	3	(3)	3	(1)	(5)	NM	NM	(12)	(3)	75%
Citi-Branded Cards
Net Credit Losses	10	11	9	12	11	(8)%	10%	31	32	3%
Credit Reserve Build / (Release)	—	2	(3)	4	3	(25)%	NM	(5)	4	NM
Latin America Regional Consumer Banking
Net Credit Losses	434	458	469	493	503	2%	16%	1,269	1,465	15%
Credit Reserve Build / (Release)	168	66	56	111	10	(91)%	(94)%	310	177	(43)%
Retail Banking
Net Credit Losses	209	224	215	222	222	—	6%	620	659	6%
Credit Reserve Build / (Release)	126	28	8	18	9	(50)%	(93)%	215	35	(84)%
Citi-Branded Cards
Net Credit Losses	225	234	254	271	281	4%	25%	649	806	24%
Credit Reserve Build / (Release)	42	38	48	93	1	(99)%	(98)%	95	142	49%
Asia Regional Consumer Banking
Net Credit Losses	192	204	203	198	193	(3)%	1%	578	594	3%
Credit Reserve Build / (Release)	(28)	15	(3)	(35)	(41)	(17)%	(46)%	(6)	(79)	NM
Retail Banking
Net Credit Losses	78	91	91	75	78	4%	—	198	244	23%
Credit Reserve Build / (Release)	(11)	14	(1)	(22)	(28)	(27)%	NM	31	(51)	NM
Citi-Branded Cards
Net Credit Losses	114	113	112	123	115	(7)%	1%	380	350	(8)%
Credit Reserve Build / (Release)	(17)	1	(2)	(13)	(13)	—	24%	(37)	(28)	24%

Institutional Clients Group (ICG)
Net Credit Losses	65	25	134	9	12	33%	(82)%	157	155	(1)%
Credit Reserve Build / (Release)	(19)	(97)	(87)	(96)	(8)	92%	58%	(60)	(191)	NM

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,691	$1,708	$1,615	$1,376	$1,369	(1)%	(19)%	$4,859	$4,360	(10)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						3Q14 Increase		Nine	Nine	YTD 2014 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2014	2014	2014	2Q14	3Q13	2013	2014	(Decrease)
Citi Holdings
Net Credit Losses	$635	$735	$519	$399	$347	(13)%	(45)%	$2,335	$1,265	(46)%
Credit Reserve Build / (Release)	(674)	(532)	(341)	(196)	(141)	28%	79%	(1,501)	(678)	55%

Total Citi Holdings Provision for Loan Losses	$(39)	$203	$178	$203	$206	1%	NM	$834	$587	(30)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,691	$1,708	$1,615	$1,376	$1,369	(1)%	(19)%	$4,859	$4,360	(10)%

Total Citigroup Provision for Loan Losses	$1,652	$1,911	$1,793	$1,579	$1,575	—	(5)%	$5,693	$4,947	(13)%

NM Not Meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$807	$736	$689	$367	$365	(1)%	(55)%
EMEA	975	766	461	363	322	(11)%	(67)%
Latin America	124	127	186	288	481	67%	NM
Asia	272	279	284	200	182	(9)%	(33)%
Total	$2,178	$1,908	$1,620	$1,218	$1,350	11%	(38)%

Consumer Non-Accrual Loans By Region (2)
North America	$5,345	$5,238	$5,139	$4,915	$4,546	(8)%	(15)%
EMEA	147	138	131	101	37	(63)%	(75)%
Latin America	1,400	1,426	1,466	1,386	1,364	(2)%	(3)%
Asia	348	293	292	314	325	4%	(7)%
Total	$7,240	$7,095	$7,028	$6,716	$6,272	(7)%	(13)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$3	$13	$25	$24	$20	(17)%	NM
Global Consumer Banking	46	46	52	56	50	(11)%	9%
Citi Holdings	334	338	311	302	292	(3)%	(13)%
Corporate/Other	20	20	21	20	20	—	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$403	$417	$409	$402	$382	(5)%	(5)%

OREO By Region:
North America	$293	$305	$304	$294	$303	3%	3%
EMEA	62	59	50	44	18	(59)%	(71)%
Latin America	40	47	50	49	49	—	23%
Asia	8	6	5	15	12	(20)%	50%
Total	$403	$417	$409	$402	$382	(5)%	(5)%

Other Repossessed Assets (4)	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,178	$1,908	$1,620	$1,218	$1,350	11%	(38)%
Consumer Non-Accrual Loans	7,240	7,095	7,028	6,716	6,272	(7)%	(13)%
Non-Accrual Loans (NAL)	9,418	9,003	8,648	7,934	7,622	(4)%	(19)%
OREO	403	417	409	402	382	(5)%	(5)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$9,821	$9,420	$9,057	$8,336	$8,004	(4)%	(19)%

NAL as a % of Total Loans	1.43%	1.35%	1.30%	1.19%	1.17%
NAA as a % of Total Assets	0.52%	0.50%	0.48%	0.44%	0.43%

Allowance for Loan Losses as a % of NAL	219%	218%	219%	225%	222%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$746	$695	$672	$352	$353	—	(53)%
EMEA	676	489	396	319	281	(12)%	(58)%
Latin America	123	126	185	287	480	67%	NM
Asia	262	270	275	192	176	(8)%	(33)%
Total	$1,807	$1,580	$1,528	$1,150	$1,290	12%	(29)%

Consumer Non-Accrual Loans By Region (2)
North America	$499	$485	$469	$430	$440	2%	(12)%
EMEA	70	61	51	46	37	(20)%	(47)%
Latin America	1,368	1,395	1,437	1,359	1,338	(2)%	(2)%
Asia	309	270	267	295	308	4%	—
Total	$2,246	$2,211	$2,224	$2,130	$2,123	—	(5)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$3	$13	$25	$24	$20	(17)%	NM
Global Consumer Banking	46	46	52	56	50	(11)%	9%
Corporate/Other	20	20	21	20	20	—	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$69	$79	$98	$100	$90	(10)%	30%

OREO By Region:
North America	$23	$15	$31	$23	$24	4%	4%
EMEA	6	15	16	16	6	(63)%	—
Latin America	32	43	46	46	48	4%	50%
Asia	8	6	5	15	12	(20)%	50%
Total	$69	$79	$98	$100	$90	(10)%	30%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,807	$1,580	$1,528	$1,150	$1,290	12%	(29)%
Consumer Non-Accrual Loans	2,246	2,211	2,224	2,130	2,123	—	(5)%
Non-Accrual Loans (NAL)	4,053	3,791	3,752	3,280	3,413	4%	(16)%
OREO	69	79	98	100	90	(10)%	30%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,122	$3,870	$3,850	$3,380	$3,503	4%	(15)%

NAA as a % of Total Assets	0.23%	0.22%	0.22%	0.19%	0.20%

Allowance for Loan Losses as a % of NAL	328%	348%	343%	380%	349%

N/A       Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 3-03 purchased distressed loans.

(3)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)              Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						3Q14 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2013	2013	2014	2014	2014	2Q14	3Q13

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$61	$41	$17	$15	$12	(20)%	(80)%
EMEA	299	277	65	44	41	(7)%	(86)%
Latin America	1	1	1	1	1	—	—
Asia	10	9	9	8	6	(25)%	(40)%
Total	$371	$328	$92	$68	$60	(12)%	(84)%

Consumer Non-Accrual Loans By Region (2)
North America	$4,846	$4,753	$4,670	$4,485	$4,106	(8)%	(15)%
EMEA	77	77	80	55	—	(100)%	(100)%
Latin America	32	31	29	27	26	(4)%	(19)%
Asia	39	23	25	19	17	(11)%	(56)%
Total	$4,994	$4,884	$4,804	$4,586	$4,149	(10)%	(17)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (3):
North America	$270	$290	$273	$271	$279	3%	3%
EMEA	56	44	34	28	12	(57)%	(79)%
Latin America	8	4	4	3	1	(67)%	(88)%
Asia	—	—	—	—	—	—	—
Total	$334	$338	$311	$302	$292	(3)%	(13)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$371	$328	$92	$68	$60	(12)%	(84)%
Consumer Non-Accrual Loans	4,994	4,884	4,804	4,586	4,149	(10)%	(17)%
Non-Accrual Loans (NAL)	5,365	5,212	4,896	4,654	4,209	(10)%	(22)%
OREO	334	338	311	302	292	(3)%	(13)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,699	$5,550	$5,207	$4,956	$4,501	(9)%	(21)%

NAA as a % of Total Assets	4.67%	4.74%	4.57%	4.46%	4.37%

Allowance for Loan Losses as a % of NAL	136%	124%	124%	116%	119%

N/A       Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 3-03 purchased distressed loans.

(3)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)              Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts)

Tangible Common Equity and Tangible Book Value Per Share

Tangible Common Equity (TCE) and Tangible Book Value Per Share are non-GAAP financial measures.  TCE, as currently defined by Citigroup, represents common equity less goodwill and intangible assets (other than MSRs) net of any related deferred taxes. Other companies may calculate TCE in a different manner. A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	September 30,	December 31,		March 31,	June 30,	September 30,
	2013	2013		2014	2014	2014

Tangible Book Value Per Share (on page 1):

Common Equity	$195,603	$197,601		$201,244	$202,394	$203,904
Less:
Goodwill	25,098	25,009		25,008	25,087	24,500
Intangible Assets (other than MSRs)	4,888	5,056		4,891	4,702	4,525

Goodwill and Intangible Assets (other than MSRs) related to assets held-for-sale / assets of discontinued operations held-for-sale	267	—		—	116	—

Tangible Common Equity (TCE)	$165,350	$167,536		$171,345	$172,489	$174,879
Common Shares Outstanding at quarter-end (CSO)	3,033.0	3,029.2		3,037.8	3,031.8	3,029.5
Tangible Book Value Per Share (TCE/CSO)	$54.52	$55.31		$56.40	$56.89	$57.73

	September 30,	December 31,		March 31,	June 30,	September 30,
	2013	2013		2014	2014	2014(2)

Basel III Tier 1 Common Capital and Ratio (1)

Citigroup Common Stockholders’ Equity(3)	$195,662	$197,694		$201,350	$202,511	$204,021
Add: Qualifying noncontrolling interests	172	182		177	183	172
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(4)	(1,341)	(1,245)		(1,127)	(1,007)	(979)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(5)	339	177		170	116	193
Intangible Assets:
Goodwill, net of related deferred tax liabilities(6)	24,721	24,518		24,314	24,465	23,678
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related deferred tax liabilities	4,966	4,950		4,692	4,506	4,307
Defined benefit pension plan net assets	954	1,125		1,178	1,066	1,179
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards, and excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(7)	44,504	42,754		40,375	37,981	36,347

Basel III Tier 1 Common Capital	$121,691	$125,597		$131,925	$135,567	$139,468

Basel III Risk-Weighted Assets (RWA)	$1,159,000	$1,242,000	(8)	$1,261,000	$1,281,000	$1,299,000

Basel III Tier 1 Common ratio	10.5%	10.1	%(8)	10.5%	10.6%	10.7%

(1)         Citi’s Basel III Tier 1 Common ratio and related components are based on the final U.S. Basel III rules, with full implementation assumed for capital components. Basel III risk-weighted assets are based on the “Advanced Approaches” for determining total risk-weighted assets.

(2)         Preliminary.

(3)         Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(4)         Tier 1 Common Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(5)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Tier 1 Common Capital, in accordance with the final U.S. Basel III rules.

(6)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(7)         Aside from MSRs, reflects other DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.

(8)         Citigroup’s Basel III Tier 1 Common ratio at December 31, 2013 reflects an adjustment to include, on a pro forma basis, approximately $56 billion of additional operational risk-weighted assets related to its approved exit from Basel III parallel reporting, effective with 2Q’14.